UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-22431

                             RIVERPARK FUNDS TRUST
               (Exact name of registrant as specified in charter)
                                    ________


                        156 West 56th Street, 17th Floor
                               New York, NY 10019
              (Address of principal executive offices) (Zip code)

                                  Morty Schaja
                        156 West 56th Street, 17th Floor
                               New York, NY 10019
                    (Name and address of agent for service)

                                With copies to:
                                Thomas R. Westle
                                 Blank Rome LLP
                              405 Lexington Avenue
                               New York, NY 10174

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-484-2100

                  DATE OF FISCAL YEAR END: SEPTEMBER 30, 2014

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2014

ITEM 1.    REPORTS TO STOCKHOLDERS.


                  [RIVERPARK FUNDS LOGO]


--------------------------------------------------------------------------------
                                                                   Annual Report
                                                              September 30, 2014
--------------------------------------------------------------------------------


                  RIVERPARK LARGE GROWTH FUND
                  Retail Class and Institutional Class Shares

                  RIVERPARK/WEDGEWOOD FUND
                  Retail Class and Institutional Class Shares

                  RIVERPARK SHORT TERM HIGH YIELD FUND
                  Retail Class and Institutional Class Shares

                  RIVERPARK LONG/SHORT OPPORTUNITY FUND
                  Retail Class and Institutional Class Shares

                  RIVERPARK/GARGOYLE HEDGED VALUE FUND
                  Retail Class and Institutional Class Shares

                  RIVERPARK STRUCTURAL ALPHA FUND
                  Retail Class and Institutional Class Shares

                  RIVERPARK STRATEGIC INCOME FUND
                  Retail Class and Institutional Class Shares





Investment Adviser:
RiverPark Advisors, LLC

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Management's Discussion of Fund Performance and Analysis
   RiverPark Large Growth Fund ..............................................  1
   RiverPark/Wedgewood Fund .................................................  3
   RiverPark Short Term High Yield Fund .....................................  5
   RiverPark Long/Short Opportunity Fund ....................................  7
   RiverPark/Gargoyle Hedged Value Fund ..................................... 11
   RiverPark Structural Alpha Fund .......................................... 13
   RiverPark Strategic Income Fund .......................................... 16
Schedules of Investments
   RiverPark Large Growth Fund .............................................. 18
   RiverPark/Wedgewood Fund ................................................. 19
   RiverPark Short Term High Yield Fund ..................................... 20
   RiverPark Long/Short Opportunity Fund .................................... 22
   RiverPark/Gargoyle Hedged Value Fund ..................................... 26
   RiverPark Structural Alpha Fund .......................................... 29
   RiverPark Strategic Income Fund .......................................... 31
Statements of Assets and Liabilities ........................................ 34
Statements of Operations .................................................... 36
Statements of Changes in Net Assets ......................................... 38
Financial Highlights ........................................................ 42
Notes to Financial Statements ............................................... 46
Report of Independent Registered Public Accounting Firm ..................... 62
Trustees and Officers of the Trust .......................................... 63
Disclosure of Fund Expenses ................................................. 65
Approval of the Investment Advisory and Investment Sub-Advisory Agreements .. 67
Notice to Shareholders ...................................................... 72

The RiverPark Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent period ended June 30 is available (i) without charge, upon request, by calling 888-564-4517; and (ii) on the Commission's website at http://www.sec.gov.

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS
                          RIVERPARK LARGE GROWTH FUND

For the fiscal year ended September 30, 2014, the RiverPark Large Growth Fund (the "Fund") gained 13.75% and 13.44% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 19.15% and the S&P 500 Index gained 19.73%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 11.77% for the December quarter, 1.22% for the March quarter, 2.58% for the June quarter, and lost 1.98% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Information Technology, Financials, Consumer Discretionary and Health Care. The Fund's worst fiscal year-to-date performing sectors were Energy, Industrials, Materials and Telecommunication Services. The Fund's best fiscal year-to-date performers were Apple, The Blackstone Group LP, Equinix, Walt Disney and SBA Communications. The Fund's worst fiscal year-to-date performers were Realogy Holdings, Melco Crown Entertainment, Cabot Oil & Gas, Southwestern Energy and Las Vegas Sands.

The RiverPark Large Growth Fund seeks to make investments in securities of large capitalization companies, which it defines as those in excess of $5 billion. The Fund invests in what it believes are exciting growth businesses with significant long-term growth potential, but patiently waits for opportunities to purchase these companies at attractive prices. RiverPark believes the style is best described as a "value orientation toward growth." RiverPark believes that the current market environment provides it with an opportunity to own a diversified portfolio of growth stocks at attractive valuations. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.











This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.



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                                       1

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COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK LARGE
 GROWTH FUND, RETAIL CLASS SHARES, VERSUS THE RUSSELL 1000 GROWTH INDEX AND THE
                                 S&P 500 INDEX

                            ----------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS FOR
                                   THE PERIOD ENDED SEPTEMBER 30, 2014
                            ----------------------------------------------------
                                               ANNUALIZED        ANNUALIZED
                            ONE YEAR RETURN   3 YEAR RETURN   INCEPTION TO DATE*
                            ----------------------------------------------------
Institutional Class Shares      13.75%           22.69%           17.00%
                            ----------------------------------------------------
Retail Class Shares             13.44%           22.37%           16.69%
                            ----------------------------------------------------
Russell 1000 Growth Index       19.15%           22.45%           17.47%
                            ----------------------------------------------------
S&P 500 Index                   19.73%           22.99%           17.11%
                            ----------------------------------------------------



                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

----------------------------------------------------------------------------------------------------
                                                9/30/10    9/30/11    9/30/12    9/30/13    9/30/14
----------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund,
  Retail Class Shares                           $10,000    $10,119    $13,275    $16,347    $18,544
----------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                       $10,000    $10,378    $13,407    $15,991    $19,053
----------------------------------------------------------------------------------------------------
S&P 500 Index                                   $10,000    $10,114    $13,169    $15,716    $18,818
----------------------------------------------------------------------------------------------------

* Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.



--------------------------------------------------------------------------------

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS
                            RIVERPARK/WEDGEWOOD FUND

For the fiscal year ended September 30, 2014, the RiverPark/Wedgewood Fund (the "Fund") gained 15.04% and 14.91% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Index gained 19.15% and the S&P 500 Index gained 19.73%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 10.54% for December quarter, 2.15% for the March quarter, 1.50% for the June quarter, and 0.38% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Information Technology, Financials, Health Care and Consumer Staples. The Fund's worst fiscal year-to-date performing sectors were Consumer Discretionary, Industrials and Energy. The Fund's best fiscal year-to-date performers were Apple, Berkshire Hathaway, Google, EMC and Mead Johnson Nutrition. The Fund's worst fiscal year-to-date performers were Coach, Verisk Analytics, NOW, LKQ and Stericycle.

The RiverPark/Wedgewood Fund seeks to make investments in about 19-21 companies, with market capitalizations in excess of $5 billion, which it believes have above-average growth prospects. The Fund invests in businesses that it believes are market leaders with a long-term sustainable competitive advantage. It patiently waits for opportunities to purchase what it believes are great businesses at attractive prices. While the Fund invests in growth, it believes that valuation is the key to generating attractive returns over the long-term. Unlike most growth investors, Wedgewood is not a momentum investor but rather a contrarian growth investor. Wedgewood is a firm that believes in investing as opposed to trading and generally experiences an annual portfolio turnover of less than 50%. Wedgewood believes that the current market environment provides it with an opportunity to own a portfolio of growth stocks at attractive valuations. We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years.
















This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.



--------------------------------------------------------------------------------

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        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
 RIVERPARK/WEDGEWOOD FUND, RETAIL CLASS SHARES, VERSUS THE RUSSELL 1000 GROWTH
                          INDEX AND THE S&P 500 INDEX

                           -----------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS FOR
                                     THE PERIOD ENDED SEPTEMBER 30, 2014
                           -----------------------------------------------------
                                               ANNUALIZED       ANNUALIZED
                            ONE YEAR RETURN   3 YEAR RETURN   INCEPTION TO DATE*
                           -----------------------------------------------------
Institutional Class Shares     15.04%           21.93%            17.00%
                           -----------------------------------------------------
Retail Class Shares            14.91%           21.66%            16.73%
                           -----------------------------------------------------
Russell 1000 Growth Index      19.15%           22.45%            17.47%
                           -----------------------------------------------------
S&P 500 Index                  19.73%           22.99%            17.11%
                           -----------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]


----------------------------------------------------------------------------------------------------
                                                9/30/10    9/30/11    9/30/12    9/30/13    9/30/14
----------------------------------------------------------------------------------------------------
RiverPark/Wedgewood Fund,
  Retail Class Shares                           $10,000    $10,312    $13,836    $16,160    $18,569
----------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                       $10,000    $10,378    $13,407    $15,991    $19,053
----------------------------------------------------------------------------------------------------
S&P 500 Index                                   $10,000    $10,114    $13,169    $15,716    $18,818
----------------------------------------------------------------------------------------------------

* Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective July 5, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS
                      RIVERPARK SHORT TERM HIGH YIELD FUND

For the fiscal year ended September 30, 2014, the RiverPark Short Term High Yield Fund (the "Fund") gained 3.48% and 3.02% on its Institutional Class Shares and Retail Class Shares, respectively, while the BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index gained 1.82% and the BofA Merrill Lynch 1-Year U.S. Treasury Index gained 0.26%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 1.14% for December quarter, 0.97% for the March quarter, 0.96% for the June quarter, and 0.38% in the September quarter.

The Fund realized positive contributions from its investments in each of its five categories of investment. The Fund realized a contribution to its performance of 0.65% in its investments in the Short Term Maturity category, 0.78% in Redeemed Debt investments, 1.20% in Cushion Bonds, 1.22% in Event-Driven, and 0.47% in Strategic Recap investments.

The Fund continues to strive for maximum yield with the lowest effective duration possible. As of September 30, 2014, 64% of the Fund's invested portfolio is expected to mature or be repaid within 90 days, while 91% of the Fund's invested portfolio is expected to mature or be repaid within 12 months. Over 70% of the invested portfolio is expected to be repaid as the result of a corporate event (redemption or early retirement due to an acquisition or recapitalization).

The RiverPark Short Term High Yield Fund focuses on short term high yield securities for which they believe credit ratings do not accurately reflect a company's ability to meet their short term credit obligations. The RiverPark Short Term High Yield Fund seeks to make investments in fixed income securities of companies that have announced or, in Cohanzick's opinion, will announce a funding event, reorganization or other corporate event that they believe will have a positive impact on a company's ability to repay their debt. Additionally, the Fund will invest in securities in which it perceives there is limited near term risk of default. In Cohanzick's view, the risks associated with investing in short term high yield debt are very different from investing in long-dated paper in which operating performance and business sustainability are of primary concern.










This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The BofA Merrill Lynch 1-Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with at least one year remaining term to final maturity.

The BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials considers all securities from the BofA Merrill Lynch US High Yield Master II Index and the BofA Merrill Lynch U.S. High Yield, 0-1 Year Index, and then applies the following filters: securities greater than or equal to one month but less than 3 years to final maturity, and exclude all securities with Level 2 sector classification = Financial (FNCL).



--------------------------------------------------------------------------------

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COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK SHORT
  TERM HIGH YIELD FUND, RETAIL CLASS SHARES, VERSUS THE BOFA MERRILL LYNCH 1-3 YEAR U.S. CORPORATE BOND INDEX, THE BOFA MERRILL LYNCH 1-YEAR U.S. TREASURY
   INDEX AND THE BOFA MERRILL LYNCH 0-3 YEAR U.S. HIGH YIELD INDEX EXCLUDING
                                   FINANCIALS


                                                                         ------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS FOR
                                                                                  THE PERIOD ENDED SEPTEMBER 30, 2014
                                                                         ------------------------------------------------------
                                                                                            ANNUALIZED         ANNUALIZED
                                                                         ONE YEAR RETURN   3 YEAR RETURN   INCEPTION TO DATE*
                                                                         ------------------------------------------------------
Institutional Class Shares                                                   3.48%             4.03%            3.84%
                                                                         ------------------------------------------------------
Retail Class Shares                                                          3.02%             3.68%            3.52%
                                                                         ------------------------------------------------------
BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index                        1.82%             2.69%            2.37%
                                                                         ------------------------------------------------------
BofA Merrill Lynch 1-Year U.S. Treasury Index                                0.26%             0.28%            0.35%
                                                                         ------------------------------------------------------
BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials       3.62%             6.97%            5.75%
                                                                         ------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]


-----------------------------------------------------------------------------------------------------------------
                                                          9/30/10    9/30/11    9/30/12    9/30/13    9/30/14
-----------------------------------------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund,
  Retail Class Shares                                     $10,000    $10,306    $10,809    $11,149    $11,486
-----------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index     $10,000    $10,141    $10,598    $10,785    $10,981
-----------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-Year U.S. Treasury Index             $10,000    $10,055    $10,082    $10,113    $10,139
-----------------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 0-3 Year U.S. High Yield
  Index Excluding Financials                              $10,000    $10,220    $11,293    $12,071    $12,509
-----------------------------------------------------------------------------------------------------------------

* Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.



--------------------------------------------------------------------------------

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS
                     RIVERPARK LONG/SHORT OPPORTUNITY FUND

For the fiscal year ended September 30, 2014, the RiverPark Long/Short Opportunity Fund (the "Fund") gained 4.06% and 3.77% on its Institutional Class Shares and Retail Class Shares, respectively, while the S&P 500 Index gained 19.73% and the Morningstar Long/Short Equity Category gained 6.22% . The average gross and net exposures of the Fund for the fiscal year were 162% and 58% (long 110%, short 52%), respectively.

The Fund's performance for the fiscal year was disappointing. The Fund's long positions contributed approximately 14.8% for the fiscal year, as compared to the performance of the broad stock market as measured by the S&P 500 Index which returned 19.7% . Our longs are comprised of businesses with major tailwinds and have strong business models, the market favored low-quality companies and turnarounds. The Fund was negatively affected by its short positions which detracted 8.7% for the fiscal year ended September 30, 2014. Our holdings in the short book advanced approximately 16% which was less than the performance of the S&P 500 Index. We believe the Fund's shorts are comprised of businesses facing major headwinds going forward and have flawed business models.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 7.92% for December quarter, lost 1.56% for the March quarter, gained 0.09% for the June quarter, and lost 2.14% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Financials, Consumer Discretionary, Health Care, Materials and Energy. The Fund's worst fiscal year-to-date performing sectors were Information Technology, Industrials, Consumer Staples and Telecommunication Services. The Fund's best fiscal year-to-date performers were Apple, The Blackstone Group LP, Equinix, Walt Disney and SBA Communications. The Fund's worst fiscal year-to-date performers were comprised of Electronic Arts, Realogy Holdings, Bankrate, Hewlett-Packard and DeVry Education Group.

Derivatives, which were used to marginally leverage the long positions through total return swaps or equity options, contributed approximately 0.8% to the Fund performance.

The RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that the Fund's investment adviser believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long-term. The Fund is an opportunistic long/short investment fund. The Fund's investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets. We believe the long book is currently comprised of businesses that are attractively priced as, on average, their businesses have experienced earnings growth in excess of their stock price gains. We believe the substantial appreciation of the short book, much of it due to valuation expansion along with or exceeding the market's, has created an unusually attractive opportunity to short businesses that we believe are flawed with full or excessive values.





This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

The Morningstar Long/Short Equity Category portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral - dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market's fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.



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                                       7

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            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS
               RIVERPARK LONG/SHORT OPPORTUNITY FUND (UNAUDITED)

SUPPLEMENTAL DISCLOSURE:

The following represents a reconciliation of accounting principles generally accepted in the United States of America ("GAAP") to non-GAAP exposure for underlying investments that are held by the Fund through investments in common stock, total return swap transactions and option transactions as of September 30, 2014. The total non-GAAP exposure is calculated by using the common stock plus the notional swap and the delta-adjusted options values divided by the net asset value of the Fund as of September 30, 2014.


     COMMON STOCK, TOTAL RETURN SWAPS
     AND PURCHASED OPTIONS:


                             GAAP     Non-GAAP                                        GAAP    Non-GAAP
                            EXPOSURE  EXPOSURE                                       EXPOSURE EXPOSURE
                            --------- --------                                       -------- --------
     ALLIANCE DATA SYSTEMS                               LAS VEGAS SANDS
     Common Stock             2.0%       2.0%            Common Stock                  2.5%      2.5%
     Total Return Swap         --        0.3%            Total Return Swap              --       0.2%
                            --------- --------           Equity Options*               0.1%      0.8%
                              2.0%       2.3%                                        -------- --------
                            --------- --------                                         2.6%      3.5%
     AMAZON                                                                          -------- --------
     Equity Options*          0.1%        --             MASTERCARD
                            --------- --------           Common Stock                  1.8%      1.8%
                              0.1%        --             Total Return Swap              --       1.1%
                            --------- --------                                       -------- --------
     AMERICAN TOWER                                                                    1.8%      2.9%
     Common Stock             2.5%       2.5%                                        -------- --------
     Total Return Swap         --        0.4%
                            --------- --------
                              2.5%       2.9%            MELCO CROWN
                            --------- --------           ENTERTAINMENT
     APPLE                                               Common Stock                  1.5%      1.5%
     Common Stock             2.7%       2.7%            Equity Options*                --       0.2%
     Total Return Swap         --        0.4%                                        -------- --------
     Equity Options*          0.4%       0.2%                                          1.5%      1.7%
                           --------- --------                                        -------- --------
                              3.1%       3.3%
                           --------- --------            NATIONAL OILWELL VARCO
                                                         Common Stock                  1.8%      1.8%
     CABOT OIL & GAS                                     Total Return Swap              --       0.1%
     Common Stock             2.7%       2.7%                                         -------- --------
     Total Return Swap         --        0.3%                                          1.8%      1.9%
                           --------- --------                                         -------- --------
                              2.7%       3.0%
                           --------- --------            NETFLIX.COM
                                                         Equity Options*               0.0%       --
                                                                                      -------- --------
                                                                                        0.0%       --
     CME GROUP                                                                        -------- --------
     Common Stock             2.0%       2.0%
     Total Return Swap         --        0.5%            PRICELINE GROUP
                            --------- --------           Common Stock                  3.2%      3.2%
                              2.0%       2.5%            Total Return Swap              --       0.1%
                            --------- --------                                       -------- --------
                                                                                       3.2%      3.3%
     DOLLAR TREE                                                                     -------- --------
     Common Stock             1.6%       1.6%
     Total Return Swap         --        1.0%            QUALCOMM
                            --------- --------           Common Stock                  1.8%      1.8%
                              1.6%       2.6%            Total Return Swap              --       0.1%
                            --------- --------                                       -------- --------
                                                                                       1.8%      1.9%
     EBAY                                                                            -------- --------
     Common Stock             1.5%       1.5%            S&P 500 INDEX
     Total Return Swap         --        1.1%            Equity Index Options*         1.0%       --
                            --------- --------                                       -------- --------
                              1.5%       2.6%                                          1.0%       --
                            --------- --------                                       -------- --------
     GOOGLE                                              SBA COMMUNICATIONS
     Common Stock             4.8%       4.8%            Common Stock                  2.8%      2.8%
     Total Return Swap         --        0.4%            Total Return Swap                --     0.1%
                            --------- --------                                       -------- --------
                              4.8%       5.2%                                          2.8%      2.9%
                            --------- --------                                       -------- --------


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS
               RIVERPARK LONG/SHORT OPPORTUNITY FUND (UNAUDITED)

COMMON STOCK, TOTAL RETURN SWAPS                           SECURITIES SOLD SHORT AND WRITTEN OPTIONS:
AND PURCHASED OPTIONS (CONTINUED):

                                GAAP    Non-GAAP                                             GAAP    Non-GAAP
                               EXPOSURE EXPOSURE                                            EXPOSURE EXPOSURE
                               -------- --------                                            -------- --------
                                                           AMAZON
SCHLUMBERGER                                               Equity Options*                    0.0%     -0.5%
Common Stock                     2.0%      2.0%                                             -------- --------
Total Return Swap                 --       0.2%                                               0.0%     -0.5%
                               -------- --------                                            -------- --------
                                 2.0%      2.2%
                               -------- --------           APPLE
                                                           Equity Options*                    -0.2%      --
                                                                                            -------- --------
SOUTHWESTERN ENERGY                                                                           -0.2%       --
Common Stock                     2.3%      2.3%                                             -------- --------
Total Return Swap                 --       1.5%
                               -------- --------           LAS VEGAS SANDS
                                 2.3%      3.8%            Equity Options*                    -0.1%      --
                               -------- --------                                            -------- --------
                                                                                              -0.1%       --
VISA                                                                                        -------- --------
Common Stock                     2.8%      2.8%
Total Return Swap                 --       0.2%            MELCO CROWN
                               -------- --------           ENTERTAINMENT
                                 2.8%      3.0%            Equity Options*                    -0.1%      --
                               -------- --------                                            -------- --------
                                                                                              -0.1%       --
WALT DISNEY                                                                                 -------- --------
Common Stock                     1.4%      1.4%            NETFLIX.COM
Total Return Swap                 --       1.6%            Equity Options*                    0.0%      0.0%
                               -------- --------                                            -------- --------
                                 1.4%      3.0%                                               0.0%      0.0%
                               -------- --------                                            -------- --------
                                                           S&P 500 INDEX
                                                           Equity Index Options*             -0.9%     -5.3%
WYNN RESORTS                                                                                -------- --------
Common Stock                     2.4%      2.4%                                              -0.9%     -5.3%
Total Return Swap                 --       0.4%                                             -------- --------
Equity Options*                  0.1%      0.9%
                               -------- --------           WYNN RESORTS
                                 2.5%      3.7%            Equity Options*                    0.0%       --
                               -------- --------                                            -------- --------
                                                                                              0.0%       --
ZILLOW                                                                                      -------- --------
Equity Options*                  0.0%       --
                               -------- --------           ZILLOW
                                 0.0%       --             Equity Options*                    0.0%     -0.3%
                               -------- --------                                            -------- --------
                                                                                              0.0%     -0.3%
REMAINING UNDERLIERS                                                                        -------- --------
 COMMON STOCK                   52.3%     52.3%
                               -------- --------
                                                           REMAINING UNDERLIERS
                                                             COMMON STOCK                    -43.9%    -43.9%
TOTAL, BEFORE                                                                                -------- --------
 TIME DEPOSIT                  100.1%    110.5%
                               -------- --------
                                                           TOTAL SECURITIES SOLD SHORT
TIME DEPOSIT                     5.2%      5.2%             AND WRITTEN OPTIONS             -45.2%    -50.0%
                               -------- --------                                            ======== ========
TOTAL COMMON STOCK,
 TOTAL RETURN SWAPS AND
 PURCHASED OPTIONS, AFTER
 TIME DEPOSIT                  105.3%    115.7%
                               ======== ========

* Held both long (purchased) and short (written).

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK LONG/SHORT OPPORTUNITY FUND, RETAIL CLASS SHARES, VERSUS THE S&P 500 INDEX AND
                     MORNINGSTAR LONG/SHORT EQUITY CATEGORY


                                          ------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2014
                                          ------------------------------------------------------------------------
                                                             ANNUALIZED       ANNUALIZED          ANNUALIZED
                                          ONE YEAR RETURN   3 YEAR RETURN*  5 YEAR RETURN*    INCEPTION TO DATE*
                                          ------------------------------------------------------------------------
Institutional Class Shares                    4.06%             11.44%           8.19%               8.19%
                                          ------------------------------------------------------------------------
Retail Class Shares                           3.77%             11.27%           8.08%               8.08%
                                          ------------------------------------------------------------------------
S&P 500 Index                                19.73%             22.99%          15.69%              15.69%
                                          ------------------------------------------------------------------------
Morningstar Long/Short Equity Category        6.22%              7.80%           4.31%               4.31%
                                          ------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]


------------------------------------------------------------------------------------------------------------------------
                                                         9/30/09    9/30/10    9/30/11    9/30/12    9/30/13    9/30/14
------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund,
  Retail Class Shares                                    $10,000    $10,242    $10,708    $14,151    $14,215    $14,751
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                            $10,000    $11,016    $11,142    $14,507    $17,313    $20,730
------------------------------------------------------------------------------------------------------------------------
Morningstar Long/Short Equity Category                   $10,000    $10,160     $9,859    $10,655    $11,629    $12,352
------------------------------------------------------------------------------------------------------------------------

* Fund commenced operations on March 30, 2012. The performance data quoted for periods prior to March 30, 2012 is that of the Predecessor Fund. The Predecessor Fund commenced operations on September 30, 2009. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance might have been lower. Performance shown for periods of one year and greater are annualized.

For periods after March 30, 2012, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.



--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS
                      RIVERPARK/GARGOYLE HEDGED VALUE FUND

For the fiscal year ended September 30, 2014, the RiverPark/Gargoyle Hedged Value Fund (the "Fund") gained 15.32% and 15.03% on its Institutional Class Shares and Retail Class Shares, respectively, while the S&P 500 Index gained 19.73% and the Russell 1000 Value Index gained 18.89% . For the fiscal year ended September 30, 2014, the Fund's equities gained 22.5% and the Fund lost 5.7% in its index option positions.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 8.42% for December quarter, 3.89% for the March quarter, 4.76% for the June quarter, and lost 2.27% in the September quarter.

The Fund's investment results were not uniform across sectors. The Fund's best fiscal year-to-date performing sectors were Information Technology, Health Care, Consumer Staples and Financials. The Fund's worst fiscal year-to-date performing sectors were Utilities, Consumer Discretionary, Telecommunication Services, Industrials and Energy. The Fund's best fiscal year-to-date performers were Pilgrim's Pride, United Therapeutics, Alcoa, Hewlett-Packard and Questcor Pharmaceuticals. The Fund's worst fiscal year-to-date performers were Sears Holdings, Peabody Energy, Ocwen Financial, Cliffs Natural Resources, and SandRidge Energy.

The RiverPark/Gargoyle Hedged Value Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indexes by combining two investment strategies. First, the Fund intends to be fully invested in equity securities of medium-large capitalization companies (the "Stock Portfolio") that Gargoyle, the Fund's subadviser, believes are attractively priced relative to medium-large capitalization stocks generally. Second, the Fund sells index call options ("Options Portfolio") against the Stock Portfolio in an effort to increase the Fund's income, reduce the volatility of its returns and, in general, improve the reward/risk of the Stock Portfolio. The Fund expects to maintain a net market exposure of between 35% and 65%.

We are cautiously optimistic that we can achieve our long-term objective of realizing above average rates of return over the next few years. Additionally, the Fund believes that it can gain performance from its index option writing activities while it also believes the options can decrease overall performance volatility.







This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK/GARGOYLE HEDGED VALUE FUND, RETAIL CLASS SHARES, VERSUS THE S&P 500
                     INDEX AND THE RUSSELL 1000 VALUE INDEX

                                ----------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2014
                                ----------------------------------------------------------------------------------------------------
                                                      Annualized          Annualized           Annualized            Annualized
                                One Year Return      3 Year Return*      5 Year Return*      10 Year Return*      Inception to Date*
                                ----------------------------------------------------------------------------------------------------
Institutional Class Shares         15.32%               18.91%              13.31%               8.99%                 9.11%
                                ----------------------------------------------------------------------------------------------------
Retail Class Shares                15.03%               18.69%              13.19%               8.93%                 9.07%
                                ----------------------------------------------------------------------------------------------------
S&P 500 Index                      19.73%               22.99%              15.69%               8.11%                 3.97%
                                ----------------------------------------------------------------------------------------------------
Russell 1000 Value Index           18.89%               23.93%              15.26%               7.84%                 6.38%
                                ----------------------------------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                  9/30/04  9/30/05  9/30/06  9/30/07  9/30/08  9/30/09  9/30/10  9/30/11  9/30/12  9/30/13  9/30/14
------------------------------------------------------------------------------------------------------------------------------------
RiverPark/Gargoyle Hedged Value
Fund, Retail Class Shares         $10,000  $12,140  $13,701  $15,036  $11,735  $12,664  $14,709  $14,069  $15,942  $20,451  $23,525
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                     $10,000  $11,225  $12,436  $14,481  $11,298  $10,518  $11,587  $11,719  $15,259  $18,210  $21,804
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index          $10,000  $11,669  $13,375  $15,307  $11,701  $10,459  $11,389  $11,174  $14,629  $17,892  $21,271
------------------------------------------------------------------------------------------------------------------------------------


* Fund commenced operations on April 30, 2012. The performance data quoted for periods prior to April 30, 2012 is that of the Predecessor Fund. The Predecessor Fund commenced operations prior to the periods shown. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance might have been lower. Performance shown for one year and greater are annualized. The Predecessor Fund commenced operations in 1997. Substantial changes were made to the strategy in January 2000, consistent with the strategy of the Fund. Performance results during years 1997 through 1999 are available upon request by calling the Fund at 888-564-4517.

For periods after April 30, 2012, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS
                        RIVERPARK STRUCTURAL ALPHA FUND

For the fiscal year ended September 30, 2014, the RiverPark Structural Alpha Fund (the "Fund") gained 5.46% on its Institutional Class Shares and 5.16% on its Retail Class Shares, while the S&P 500 Index gained 19.73% and the Morningstar Market Neutral Category gained 2.12%.

The Fund derives its performance through the combination of three core portfolio components. Each one of these components is designed to address specific trade-offs between risk and return, and the overall risk and return profile of the Fund is achieved through an optimized combination of all three components. In addition, because the strategy is a net seller of options, it typically generates a net positive cash position. This component is held in a collateral account consisting of cash and high-grade, short-duration fixed income positions. For the fiscal year ended September 30, 2014, the performance of each of these components was as follows:

     1. Long Biased Global Index Options: These are packages of call and put options that both help the Fund establish its long bias while creating zones of enhancement and protection around broad equity index returns. The exposure is typically between 40% and 80%. For this fiscal year, the average exposure was 74.2% and this component returned 1.5%.

     2. Non Directional Global Index Options: The Fund typically shorts a basket of short-dated straddles or strangles in order to take advantage of options that we believe are statistically expensive. This component is market neutral and should perform well in markets that are relatively stable and range-bound. The exposure is typically between 40% and 80%. For this fiscal year, the average exposure was 49.3% and this component returned 8.5%.

     3. Constant Hedge: This component is a market short, using futures and options, that is designed to reduce the portfolio's exposure to market declines. The exposure is typically between 20% and 40%. This component exists to help protect against sharp downward moves, and as such it's weighting in the portfolio changes based on the weightings of the other two components. For this fiscal year, the average exposure was 34.3% and this component returned -4.5%.

     4. Collateral: For the quarter ended September 30, 2014, the collateral account consisted of cash and Treasury Bills. Given the near-zero returns of cash and cash equivalent securities, the performance of this component was 0.01%.

In the beginning of September, 2014, the Fund was reclassified from the Morningstar Long/Short Equity Category to the Morningstar Market Neutral Category. Given the Fund's low market exposure, this new peer group serves as a more appropriate comparison for the strategy's goals and objectives. The Fund's market exposure has had an actual beta, or net market exposure, of 0.28. This is much lower than the average for funds in the Long/Short Equity Category, and in-line with funds that are part of the Market Neutral Category. Unlike most funds in the Long/Short Equity Category, the Fund does not adjust its exposure to the markets due to changing conditions or a predictive market view. In addition, the Fund does not rely on security selection for either the long or short components of the portfolio. We believe, and Morningstar agrees, that the Market Neutral Category is a more appropriate benchmark for the Fund.

The RiverPark Structural Alpha Fund seeks long-term capital appreciation while exposing investors to less risk than broad stock market indices by investing using a portfolio of options that we believe will generate exposure structurally to equity markets with less volatility. The Fund takes a systematic approach to investing in equity markets, with a long bias that we believe will achieve a positive effect on performance by compounding a higher percentage of market gains than losses. The Fund is willing to trade-off opportunities for above average gains in exchange for income that will provide a cushion, and therefore some downside protection, during market declines.

The Fund's investment philosophy is based on the belief that options on market indices are generally overpriced, and therefore, an approach that involves predominantly selling these index options will generate structurally superior risk-adjusted returns. The non-linear profile of options makes them an ideal tool to modify market performance in order to achieve the Fund's objectives. Historically, the actual volatility of underlying indices has been, on average, less than the implied volatilities suggested by the prices of index options.



--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

We believe that the structural reasons for this persistent spread between implied and realized volatility will continue. By making systematic tradeoffs between potential upside participation for the possibility to generate more stable returns, protect against downward moves, and reduce portfolio volatility, we are cautiously optimistic that the Fund can achieve its objective of providing long-term capital appreciation while exposing investors to less risk than broad stock market indices.




























This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is an unmanaged market capitalization value weighted composite index of 500 stocks.

The Morningstar Market Neutral Category funds attempt to reduce systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries. They try to achieve this by matching short positions within each area against long positions. These strategies are often managed as beta-neutral, dollar-neutral, or sector-neutral.


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK STRUCTURAL ALPHA FUND, RETAIL CLASS SHARES, VERSUS THE S&P 500 INDEX AND THE
                      MORNINGSTAR MARKET NEUTRAL CATEGORY




                                          ------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2014
                                          ------------------------------------------------------------------------
                                                             ANNUALIZED       ANNUALIZED          ANNUALIZED
                                          ONE YEAR RETURN   3 YEAR RETURN*  5 YEAR RETURN*     INCEPTION TO DATE*
                                          ------------------------------------------------------------------------
Institutional Class Shares                    5.46%             8.20%           7.25%               8.94%
                                          ------------------------------------------------------------------------
Retail Class Shares                           5.16%             8.10%           7.19%               8.88%
                                          ------------------------------------------------------------------------
S&P 500 Index                                19.73%            22.99%          15.69%              10.83%
                                          ------------------------------------------------------------------------
Morningstar Market Neutral Category           2.12%             1.37%           0.23%               0.17%
                                          ------------------------------------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                              9/26/08    9/30/08    9/30/09    9/30/10    9/30/11    9/30/12    9/30/13    9/30/14
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha,
  Retail Class Shares                         $10,000    $10,016    $11,788    $12,985    $13,205    $15,146    $15,862    $16,680
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                 $10,000    $9,616      $8,952     $9,861     $9,974    $12,987    $15,498    $18,557
------------------------------------------------------------------------------------------------------------------------------------
Morningstar Market Neutral Category           $10,000    $10,023     $9,988     $9,843     $9,699     $9,830     $9,893    $10,103
------------------------------------------------------------------------------------------------------------------------------------

* Fund commenced operations on June 28, 2013. The performance data quoted for periods prior to June 28, 2013 is that of the Predecessor Fund. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance might have been lower. Performance shown for one year and greater are annualized. The Predecessor Fund commenced operations on September 29, 2008.

For periods after June 28, 2013, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AND ANALYSIS
                        RIVERPARK STRATEGIC INCOME FUND

For the fiscal year ended September 30, 2014, the RiverPark Strategic Income Fund (the "Fund") gained 7.16% and 6.93% on its Institutional Class Shares and Retail Class Shares, respectively, while the Barclays U.S. Aggregate Index gained 3.96% and the Morningstar Multisector Bond Category gained 5.86% .

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 2.52% for December quarter, 2.57% for the March quarter, 1.97% for the June quarter, and lost 0.06% in the September quarter.

The Fund realized positive contributions from its investments in each of its six categories of investment. The Fund realized a contribution to its performance of 3.92% in its investments in the Buy & Hold "Money Good" category, 1.75% in RiverPark Short Term High Yield Bond Fund Overlap investments, 1.45% in Priority Based (Above the Fray), 0.62% in Off The Beaten Path, 0.12% in Other (ABS, distressed) and 0.05% in the Interest Rate Resets (floaters, cushion bonds) category of investments.

As of September 30, 2014, the Fund's net assets were weighted by category as follows: 48.8% was held in the Buy & Hold "Money Good" category, 29.3% in RiverPark Short Term High Yield Bond Fund Overlap investments, 8.0% in the Priority Based (Above the Fray), 7.7% in Other (ABS, distressed), 0.9% in Off The Beaten Path, 0.4% in Interest Rate Resets (floaters, cushion bonds), with the remaining 4.8% in cash and cash equivalents. Across all categories, 75.8% of the net assets was held in high yield securities and 19.4% was held in investment grade securities. The Fund held 85 positions as of this date, 29 of which were held in the RiverPark Short Term High Yield Bond Fund Overlap category and 56 of which were not.

RiverPark Strategic Income Fund seeks high current income and capital appreciation consistent with the preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds and income producing equities that Cohanzick deems appropriate for the Fund's investment objective. The Fund will primarily invest in both investment grade and non-investment grade "Money Good" securities, for which the enterprise value of the issuing company exceeds the value of the senior and equally ranked debt of the considered investment. Therefore, we believe the risk of loss of principal due to permanent impairment is minimal. The Fund expects to invest in securities that are not widely followed, which Cohanzick believes offer better returns with little or no additional credit risk.

Footnotes:
"Money Good" is a term used by the Adviser to describe debt it believes will be paid off in full under current market conditions and on a strict priority basis. High yield and investment grade classification of securities was based on Bloomberg Composite Ratings comprised of Moody's, Standard & Poor's, Fitch & DBRS, Ltd.





This represents the manager's assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Barclays U.S. Aggregate Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category.

The Morningstar Multisector Bond Category portfolios seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities.


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE RIVERPARK STRATEGIC INCOME FUND, RETAIL CLASS SHARES, VERSUS THE BARCLAYS U.S. AGGREGATE
                INDEX AND MORNINGSTAR MULTISECTOR BOND CATEGORY

                                        ----------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS FOR
                                           THE PERIOD ENDED SEPTEMBER 30, 2014
                                        ----------------------------------------
                                                                 Annualized
                                         One Year Return      Inception to Date*
                                        ----------------------------------------
Institutional Class Shares                   7.16%                 7.16%
                                        ----------------------------------------
Retail Class Shares                          6.93%                 6.93%
                                        ----------------------------------------
Barclays U.S. Aggregate Index                3.96%                 3.96%
                                        ----------------------------------------
Morningstar Multisector Bond Category        5.86%                 5.86%
                                        ----------------------------------------



                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

---------------------------------------------------------------------------------------------------------
                                                   9/30/13    12/31/13   3/31/14    6/30/14    9/30/14
---------------------------------------------------------------------------------------------------------
RiverPark Strategic Income Fund,
  Retail Class Shares                              $10,000    $10,248    $10,515    $10,706    $10,693
---------------------------------------------------------------------------------------------------------
Barclays U.S. Aggregate Index                      $10,000     $9,986    $10,170    $10,378    $10,396
---------------------------------------------------------------------------------------------------------
Morningstar Multisector Bond Category              $10,000    $10,197    $10,436    $10,694    $10,586
---------------------------------------------------------------------------------------------------------

* Fund commenced operations on September 30, 2013.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder's original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund's comparative benchmarks, the Fund's total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                               RiverPark Large Growth Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

Sector Weighting+

25.4% Information Technology
23.6% Consumer Discretionary
22.6% Financials
12.0% Energy
4.7% Materials
4.3% Time Deposit
4.0% Health Care
2.4% Telecommunication Services
1.0% Industrials

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                       Shares            Value (000)
--------------------------------------------------------------------------------
Schedule of Investments

Common Stock -- 95.5%**

  Consumer Discretionary -- 23.6%
     Discovery Communications, Cl C*              60,145              $ 2,242
     Dollar Tree*                                 27,861                1,562
     Dollarama^                                   11,911                1,011
     Las Vegas Sands                              29,929                1,862
     Melco Crown Entertainment ADR                34,900                  918
     Priceline Group*                              1,937                2,244
     Starbucks                                    20,093                1,516
     Ulta Salon Cosmetics & Fragrance*             8,786                1,038
     Walt Disney                                  19,467                1,733
     Wynn Resorts                                  9,274                1,735
                                                                       ------
                                                                       15,861
                                                                       ------

  Energy -- 12.0%
     Cabot Oil & Gas, Cl A                        53,900                1,762
     EOG Resources                                13,056                1,293
     National Oilwell Varco                       16,160                1,230
     Schlumberger                                 14,780                1,503
     Southwestern Energy*                         64,958                2,270
                                                                       ------
                                                                        8,058
                                                                       ------

  Financials -- 22.6%
     American Express                             17,246                1,510
     American Tower REIT, Cl A                    17,411                1,630
     Charles Schwab                               53,096                1,561
     CME Group, Cl A                              20,162                1,612
     KKR & Co., LP (a)                            52,234                1,165
     Realogy Holdings*                            81,092                3,016
     TD Ameritrade Holding                        45,113                1,505
     The Blackstone Group LP (a)                 100,792                3,173
                                                                       ------
                                                                       15,172
                                                                       ------

  Health Care -- 4.0%
     Intuitive Surgical*                           2,034                  939
     Perrigo                                      11,791                1,771
                                                                       ------
                                                                        2,710
                                                                       ------


--------------------------------------------------------------------------------
                                               Shares/Face
Description                                    Amount (000)         Value (000)
--------------------------------------------------------------------------------
  Industrials -- 1.0%
     Precision Castparts                           2,816              $   667
                                                                      -------

  Information Technology -- 25.3%
     Alliance Data Systems*                        6,186                1,536
     Apple                                        20,940                2,110
     eBay*                                        31,578                1,788
     Equinix*                                      9,438                2,005
     Google, Cl A*                                 2,783                1,638
     Google, Cl C*                                 2,843                1,641
     Mastercard, Cl A                             24,900                1,840
     QUALCOMM                                     17,965                1,343
     Trimble Navigation*                          41,104                1,254
     Visa, Cl A                                    8,810                1,880
                                                                       ------
                                                                       17,035
                                                                       ------

  Materials -- 4.6%
     Ecolab                                        5,560                  638
     Monsanto                                     17,096                1,924
     Praxair                                       4,388                  566
                                                                       ------
                                                                        3,128
                                                                       ------

  Telecommunication Services -- 2.4%
     SBA Communications, Cl A*                    14,576                1,617
                                                                       ------
Total Common Stock
  (Cost $54,822) (000)                                                 64,248
                                                                       ======

Time Deposit -- 4.3%
     Brown Brothers Harriman,
      0.030%, 10/01/14
       (Cost $2,870) (000)                      $  2,870                2,870
                                                                       ------

Total Investments -- 99.8%
  (Cost $57,692) (000)                                                $67,118
                                                                      =======

As of September 30, 2014, all of the Fund's investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP. The Fund had transfers of Time Deposits from Level 2 to Level 1 in the amount of $2,870 due to the liquid nature of this type of investment and presence of unadjusted quoted prices in active markets. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

     Percentages are based on Net Assets of $67,247 (000).
*    Non-income producing security.
** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
^    Traded in Canadian Dollar.
(a) Security considered Master Limited Partnerships. At September 30, 2014, these securities amounted to $4,338 (000) or 6.5% of Net Assets.

ADR -- American Depositary Receipt
Cl -- Class
LP -- Limited Partnership
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                                  RiverPark/Wedgewood Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

Sector Weighting+

33.2% Information Technology
14.1% Health Care
13.3% Financials
11.4% Consumer Discretionary
10.8% Industrials
7.9% Time Deposit
6.2% Energy
3.1% Consumer Staples

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                       Shares            Value (000)
--------------------------------------------------------------------------------
Schedule of Investments

Common Stock -- 92.0%**

  Consumer Discretionary -- 11.4%
     Coach                                     2,466,000           $   87,814
     LKQ*                                      2,283,000               60,705
     Priceline Group*                             59,000               68,356
                                                                   ----------
                                                                      216,875
                                                                   ----------

  Consumer Staples -- 3.1%
     Mead Johnson Nutrition, Cl A                615,000               59,175
                                                                   ----------
  Energy -- 6.2%
     National Oilwell Varco                      696,000               52,966
     Schlumberger                                637,000               64,776
                                                                   ----------
                                                                      117,742
                                                                   ----------

  Financials -- 13.3%
     Berkshire Hathaway, Cl B*                 1,181,000              163,143
     M&T Bank                                    743,000               91,605
                                                                   ----------
                                                                      254,748
                                                                   ----------
  Health Care -- 14.1%
     Express Scripts Holding*                  1,747,000              123,391
     Perrigo                                     541,000               81,253
     Varian Medical Systems*                     810,000               64,897
                                                                   ----------
                                                                      269,541
                                                                   ----------

  Industrials -- 10.8%
     Cummins                                     426,000               56,224
     NOW*                                        135,750                4,128
     Stericycle*                                 722,000               84,156
     Verisk Analytics, Cl A*                   1,000,000               60,890
                                                                      -------
                                                                      205,398
                                                                      -------
  Information Technology -- 33.1%
     Apple                                     1,279,000              128,859
     Cognizant Technology
       Solutions, Cl A*                        2,627,000              117,611
     EMC                                       4,016,000              117,508
     Google, Cl A*                                54,000               31,774
     Google, Cl C*                                54,000               31,178
     QUALCOMM                                  1,936,000              144,755

--------------------------------------------------------------------------------
                                               Shares/Face
Description                                    Amount (000)         Value (000)
--------------------------------------------------------------------------------

     Visa, Cl A                                  287,000           $   61,237
                                                                   ----------
                                                                      632,922
                                                                   ----------
Total Common Stock
  (Cost $1,493,422) (000)                                           1,756,401
                                                                   ----------
Time Deposit -- 7.9%
     Brown Brothers Harriman,
       0.030%, 10/01/14
       (Cost $151,618) (000)                 $   151,618              151,618
                                                                   ----------

Total Investments -- 99.9%
  (Cost $1,645,040) (000)                                          $1,908,019
                                                                   ==========

As of September 30, 2014, all of the Fund's investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP. The Fund had transfers of Time Deposits from Level 2 to Level 1 in the amount of $151,618 due to the liquid nature of this type of investment and presence of unadjusted quoted prices in active markets. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

     Percentages are based on Net Assets of $1,909,932 (000).
*    Non-income producing security.
** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl -- Class

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                      RiverPark Short Term High Yield Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

Sector Weighting+

86.6% Corporate Obligations
7.5% Bank Loan Obligations
3.0% Preferred Stock
2.9% Time Deposit

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
                                                Face Amount
Description                                       (000)             Value (000)
--------------------------------------------------------------------------------
Schedule of Investments

Corporate Obligations -- 86.9%

  Consumer Discretionary -- 31.6%
     American Achievement
        10.875%, 04/15/16 (a)                  $  14,365            $  14,257
     Brightstar
        9.500%, 12/01/16 (a)                      32,961               35,062
     Burger King
        9.875%, 10/15/18                           6,680                7,047
     Ceridian
        8.875%, 07/15/19 (a)                      16,085               17,875
        8.125%, 11/15/17 (a)                      12,430               12,477
     DineEquity
        9.500%, 10/30/18                          28,030               29,537
     Express
        8.750%, 03/01/18                          41,695               43,571
     JC Penney
        6.875%, 10/15/15                          10,658               11,377
     Jeld-Wen
        12.250%, 10/15/17 (a)                      7,000                7,464
     Lin Television
        8.375%, 04/15/18                          13,108               13,657
     Pegasus Solutions PIK
        6.000%, 04/15/14 (a) (b)                  12,562               11,683
     Sinclair Television Group
        8.375%, 10/15/18                           7,500                7,828
     Stoneridge
        9.500%, 10/15/17 (a)                      25,210               26,597
     Travelport
        13.875%, 03/01/16 (a)                     14,602               14,602
        11.875%, 09/01/16                         33,410               33,410
                                                                    ---------
                                                                      286,444
                                                                    ---------
  Consumer Staples -- 9.1%
     Pesquera Inca SAC
        9.000%, 02/10/17 (a)                       1,750                1,732
     Rite Aid
        10.250%, 10/15/19                         14,246               14,994
     Simmons Foods
        10.500%, 11/01/17 (a)                     39,946               42,443
     US Foods
        8.500%, 06/30/19                          22,214               23,575
                                                                    ---------
                                                                       82,744
                                                                    ---------


--------------------------------------------------------------------------------
                                                Face Amount
Description                                       (000)             Value (000)
--------------------------------------------------------------------------------
  Energy -- 2.9%
     Drill Rigs Holdings
        6.500%, 10/01/17 (a)                  $    1,205           $    1,205
     Sabine Pass LNG
        7.500%, 11/30/16                          11,355               12,094
     Westmoreland Coal
        10.750%, 02/01/18                         12,697               13,364
                                                                    ---------
                                                                       26,663
                                                                    ---------

  Financials -- 3.6%
     CBRE Services
        6.625%, 10/15/20                           9,285                9,785
     Nuveen Investments
        9.125%, 10/15/17 (a)                      21,361               22,963
                                                                    ---------
                                                                       32,748
                                                                    ---------

  Health Care -- 3.7%
     HealthSouth
        7.250%, 10/01/18                           8,528                8,837
     Symbion
        8.000%, 06/15/16                           6,339                6,577
     Valeant Pharmaceuticals
      International
        6.750%, 10/01/17 (a)                      17,030               17,629
                                                                    ---------
                                                                       33,043
                                                                    ---------

  Industrials -- 4.6%
     Alliant Techsystems
        6.875%, 09/15/20                           2,743                2,962
     Hyva Global
        8.625%, 03/24/16 (a)                      11,884               12,181
     Interface
        7.625%, 12/01/18                           7,765                8,114
     Mueller Water Products
        7.375%, 06/01/17                           2,316                2,365
     SITEL
        11.000%, 08/01/17 (a)                      5,483                5,702
     VWR Funding
        7.250%, 09/15/17                           9,613               10,046
                                                                    ---------
                                                                       41,370
                                                                    ---------

  Information Technology -- 2.8%
     Amkor Technology
        7.375%, 05/01/18                          10,000               10,425
     Proquest
        9.000%, 10/15/18 (a)                      14,100               14,812
                                                                    ---------
                                                                       25,237
                                                                    ---------

  Materials -- 20.2%
     American Piping Products
        12.875%, 11/15/17 (a)                      3,875                4,243
     APERAM
        7.375%, 04/01/16 (a)                      64,917               66,114
     Beverage Packaging Holdings
      Luxembourg II
        5.625%, 12/15/16 (a)                      17,110               17,025


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                      RiverPark Short Term High Yield Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              Face Amount
Description                                   (000)/Shares          Value (000)
--------------------------------------------------------------------------------
     Celanese US Holdings
        6.625%, 10/15/18                       $  10,048            $  10,392
     Essar Steel Algoma
        9.375%, 03/15/15 (a)                      19,317               19,341
     Hexion US Finance
        8.875%, 02/01/18                             947                  967
     Optima Specialty Steel
        12.500%, 12/15/16 (a)                     25,315               27,246
     Packaging Dynamics
        8.750%, 02/01/16 (a)                      19,349               19,688
     Tembec Industries
        11.250%, 12/15/18                          6,967                7,512
     Vertellus Specialties
        9.375%, 10/01/15 (a)                      10,020               10,070
                                                                   ----------
                                                                      182,598
                                                                   ----------

  Telecommunication Services -- 8.2%
     MetroPCS Wireless
        7.875%, 09/01/18                          24,792               25,781
     Telesat Canada
        6.000%, 05/15/17 (a)                      31,073               31,826
     Virgin Media Finance
        8.375%, 10/15/19                          16,001               16,753
                                                                   ----------
                                                                       74,360
                                                                   ----------
  Utilities -- 0.2%
     CMS Energy
        4.250%, 09/30/15                           1,334                1,379
                                                                   ----------
Total Corporate Obligations
  (Cost $790,218) (000)                                               786,586
                                                                   ----------
Preferred Stock -- 3.0%
     Continental Fin Trust II
        6.000%, 11/15/30
          (Cost $26,925) (000)                       534               26,926
                                                                   ----------
Bank Loan Obligations -- 7.5%
     Armored Autogroup
        6.000%, 11/05/16                          10,194               10,079
     Energy Future Holdings
        4.250%, 06/19/16                           9,500                9,447
     Lee Enterprises
        7.250%, 03/31/19                          17,326               17,283
     Momentive Performance Materials
        4.000%, 04/15/15                           1,000                  998


--------------------------------------------------------------------------------
                                               Face Amount
Description                                      (000)              Value (000)
--------------------------------------------------------------------------------
     Radio One
        7.500%, 03/31/16                       $  30,104            $  30,443
                                                                    ---------
Total Bank Loan Obligations
  (Cost $68,955) (000)                                                 68,250
                                                                    ---------

Time Deposit -- 2.9%
     Brown Brothers Harriman,
      0.030%, 10/01/14
      (Cost $26,527) (000)                        26,527               26,527
                                                                    ---------

Total Investments -- 100.3%
  (Cost $912,625) (000)                                             $ 908,289
                                                                    =========

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund's investments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under
GAAP:

Investments in Securities           Level 1     Level 2     Level 3      Total
                                    --------------------------------------------
   Corporate Obligations            $    --     $786,586    $    --    $786,586
   Preferred Stock                   26,926           --         --      26,926
   Bank Loan Obligations                 --       68,250         --      68,250
   Time Deposit                      26,527           --         --      26,527
                                    --------    --------    -------    --------
Total Investments in Securities     $53,453     $854,836    $    --    $908,289
                                    =======     ========    =======    ========

The Fund had transfers of Time Deposits from Level 2 to Level 1 in the amount of $26,527 due to the liquid nature of this type of investment and presence of unadjusted quoted prices in active markets. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

     Percentages are based on Net Assets of $905,501 (000).
(a) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b)  Security in default on interest payments.

PIK -- Payment-in-Kind

Amounts designated as "--" are $0 or rounded to $0.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                     RiverPark Long/Short Opportunity Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

Sector Weighting+

25.9% Financials
25.3% Consumer Discretionary
23.3% Information Technology
10.4% Energy
5.0% Time Deposit
4.3% Health Care
3.1% Materials
2.7% Telecommunication Services

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                       Shares            Value (000)
--------------------------------------------------------------------------------
Schedule of Investments

Common Stock -- 98.5%**

  Consumer Discretionary -- 26.2%
     Discovery Communications,
       Cl C* (c)                                 109,293             $  4,074
     Dollar Tree* (b) (c)                         35,611                1,997
     Dollarama++                                  38,737                3,286
     Imax* (c)                                    92,523                2,541
     Las Vegas Sands (b) (c)                      49,988                3,110
     Melco Crown Entertainment ADR                69,716                1,833
     Priceline Group* (b) (c)                      3,447                3,994
     Rentrak* (c)                                 27,905                1,701
     Starbucks (c)                                42,729                3,224
     Ulta Salon Cosmetics & Fragrance*            16,057                1,897
     Walt Disney (b) (c)                          19,145                1,704
     Wynn Resorts (b) (c)                         15,940                2,982
                                                                     --------
                                                                       32,343
                                                                     --------

  Energy -- 10.8%
     Cabot Oil & Gas (b) (c)                     103,849                3,395
     EOG Resources                                24,045                2,381
     National Oilwell Varco (b) (c)               29,687                2,259
     Schlumberger (b) (c)                         23,771                2,417
     Southwestern Energy* (b) (c)                 80,176                2,802
                                                                     --------
                                                                       13,254
                                                                     --------

  Financials -- 26.8%
     American Express (c)                         35,339                3,093
     American Tower REIT, Cl A (b) (c)            32,989                3,089
     Charles Schwab (c)                          111,401                3,274
     CME Group, Cl A (b) (c)                      30,706                2,455
     KKR & Co., LP (a) (c)                       120,012                2,676
     Realogy Holdings* (c)                       189,541                7,051
     TD Ameritrade Holding (c)                    91,378                3,050
     The Blackstone Group LP (a) (c)             267,602                8,424
                                                                     --------
                                                                       33,112
                                                                     --------

  Health Care -- 4.5%
     Intuitive Surgical* (c)                       4,491                2,074
     Perrigo                                      23,296                3,499
                                                                     --------
                                                                        5,573
                                                                     --------


--------------------------------------------------------------------------------
                                               Shares/Face
Description                                    Amount (000)         Value (000)
--------------------------------------------------------------------------------
  Information Technology -- 24.2%
     Alliance Data Systems* (b) (c)               10,098            $   2,507
     Apple (b) (c)                                33,427                3,368
     eBay* (b) (c)                                32,321                1,830
     Equinix* (c)                                 17,128                3,639
     Google, Cl A* (b) (c)                         5,089                2,995
     Google, Cl C* (b) (c)                         5,164                2,982
     Mastercard, Cl A (b) (c)                     29,973                2,216
     QUALCOMM (b) (c)                             30,244                2,261
     Trimble Navigation* (c)                      78,497                2,394
     Visa, Cl A (b) (c)                           16,200                3,456
     WebMD Health*                                53,261                2,227
                                                                    ---------
                                                                       29,875
                                                                    ---------
  Materials -- 3.2%
     Monsanto (c)                                 35,313                3,973
                                                                    ---------

  Telecommunication Services -- 2.8%
     SBA Communications, Cl A* (b) (c)            31,025                3,441
                                                                    ---------

Total Common Stock
  (Cost $103,140) (000)                                               121,571
                                                                    ---------

Time Deposit -- 5.1%
     Brown Brothers Harriman,
      0.030%, 10/01/14
        (Cost $6,362) (000)                     $  6,362                6,362
                                                                    ---------
Total Investments -- 103.6%
  (Cost $109,502) (000)                                             $ 127,933
                                                                    =========
Schedule of Securities Sold Short

Common Stock -- (43.8)%

  Consumer Discretionary -- (15.6)%
     Abercrombie & Fitch, Cl A                   (28,912)           $  (1,051)
     Apollo Education Group, Cl A*               (57,662)              (1,450)
     Best Buy                                    (58,176)              (1,954)
     Crocs*                                      (68,794)                (866)
     DeVry Education Group                       (22,001)                (942)
     Dick's Sporting Goods                       (23,390)              (1,026)
     GameStop, Cl A                              (14,644)                (603)
     Gannett                                     (25,275)                (750)
     Gap                                         (13,590)                (567)
     Guess?                                      (26,266)                (577)
     Hibbett Sports*                             (14,295)                (609)
     K12*                                        (70,742)              (1,129)
     Kohl's                                      (21,289)              (1,299)
     Potbelly*                                   (51,515)                (600)
     Six Flags Entertainment                     (32,413)              (1,115)
     Sony ADR                                    (66,578)              (1,201)
     Staples                                     (50,156)                (607)
     Strayer Education*                          (15,536)                (930)
     Target                                      (20,733)              (1,300)


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                     RiverPark Long/Short Opportunity Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Description                                       Shares            Value (000)
--------------------------------------------------------------------------------

     Thomson Reuters                             (18,918)            $   (689)
                                                                     ---------
                                                                      (19,265)
                                                                     ---------
  Consumer Staples -- (1.0)%
     Coca-Cola                                   (30,107)              (1,284)
                                                                     ---------


  Financials -- (2.6)%
     Green Dot, Cl A*                            (85,331)              (1,804)
     Iron Mountain REIT                          (43,804)              (1,430)
                                                                     ---------
                                                                       (3,234)
                                                                     ---------
  Health Care -- (0.9)%
     Cerner*                                     (18,078)              (1,077)
                                                                     ---------
  Industrials -- (1.3)%
     Nielsen                                     (21,842)                (968)
     Pitney Bowes                                (27,345)                (684)
                                                                     ---------
                                                                       (1,652)
                                                                     ---------

  Information Technology -- (17.8)%
     Activision Blizzard                         (29,633)                (616)
     Akamai Technologies*                        (10,333)                (618)
     BlackBerry*                                (100,067)                (995)
     Corning                                     (60,345)              (1,167)
     Criteo ADR*                                 (23,206)                (781)
     Electronic Arts*                            (25,020)                (891)
     Flextronics International*                 (116,420)              (1,201)
     Hewlett-Packard                             (42,336)              (1,502)
     Intel                                       (18,232)                (635)
     International Business Machines              (6,544)              (1,242)
     j2 Global                                   (23,487)              (1,160)
     Juniper Networks                            (55,719)              (1,234)
     Lexmark International, Cl A                 (22,858)                (971)
     Linear Technology                           (14,023)                (623)
     NetSuite*                                    (4,240)                (380)
     NVIDIA                                      (59,640)              (1,100)
     salesforce.com inc*                          (6,194)                (356)
     Sapient*                                    (44,579)                (624)
     ServiceNow*                                  (5,940)                (349)
     Splunk*                                      (6,369)                (353)
     Tableau Software, Cl A*                      (5,345)                (388)
     Teradata*                                   (10,385)                (435)
     Trulia*                                     (22,705)              (1,110)
     Vistaprint*                                 (26,853)              (1,471)
     Western Union                               (91,621)              (1,470)
     Workday, Cl A*                               (3,997)                (330)
                                                                     ---------
                                                                      (22,002)
                                                                     ---------

  Materials -- (1.0)%
     Glencore+                                  (211,906)              (1,179)
                                                                     ---------

  Telecommunication Services -- (3.6)%
     AT&T                                        (45,089)              (1,589)
     CenturyLink                                 (19,540)                (799)
     Cogent Communications Holdings              (29,897)              (1,005)


--------------------------------------------------------------------------------
                                                 Shares/
Description                                     Contracts           Value (000)
--------------------------------------------------------------------------------

     Verizon Communications                      (21,163)          $   (1,058)
                                                                   -----------
                                                                       (4,451)
                                                                   -----------

Total Common Stock
  (Proceeds $51,969) (000)                                            (54,144)
                                                                   -----------

Total Securities Sold Short
  (Proceeds $51,969) (000)                                           $(54,144)
                                                                   ===========

Schedule of Open Options Purchased

Purchased Options -- 1.6%*#
     Amazon.com, Put Option
       Expires 01/17/15, Strike Price $300            61           $       65
     Apple, Call Option
       Expires 10/18/14, Strike Price $86.43         336                  485
     Las Vegas Sands, Call Option
       Expires 01/15/16, Strike Price $77.50         406                  110
     Netflix.com, Put Option
       Expires 01/17/15, Strike Price $300            50                    4
     S&P 500 Index, Put Option
       Expires 06/19/15, Strike Price $1,925         123                1,178
     Wynn Resorts, Call Option
       Expires 01/15/16, Strike Price $220           138                  120
     Zillow, Put Option
       Expires 01/17/15, Strike Price $90             96                   35
                                                                   -----------
Total Purchased Options
(Cost $1,844) (000)                                                $    1,997
                                                                   ===========

Schedule of Open Options Written

Written Options -- (1.3)%*#
     Amazon.com, Put Option
       Expires 01/17/15, Strike Price $225           (61)          $       (7)
     Apple, Call Option
       Expires 10/18/14, Strike Price $94.29        (336)                (227)
     Las Vegas Sands, Put Option
       Expires 01/15/16, Strike Price $50           (203)                 (74)
     Melco Crown Entertainment,
      Put Option
       Expires 01/15/16, Strike Price $22.66        (238)                 (71)
     Netflix.com, Put Option
       Expires 01/17/15, Strike Price $225           (50)                  (1)
     S&P 500 Index, Call Option
       Expires 06/19/15, Strike Price $2,000         (41)                (312)
     S&P 500 Index, Put Option
       Expires 06/19/15, Strike Price $1,825        (123)                (809)
     Wynn Resorts, Put Option
       Expires 01/15/16, Strike Price $150           (69)                 (57)
     Zillow, Call Option
       Expires 01/17/15, Strike Price $150           (96)                 (29)
                                                                   -----------
     Total Written Options
     (Premiums Received $1,477) (000)                              $   (1,587)
                                                                   ===========

#   See Note 2 in Notes to Financial Statements for additional information.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                     RiverPark Long/Short Opportunity Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund's investments, liabilities and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP:


Investments in Securities           Level 1     Level 2     Level 3      Total
                                    --------------------------------------------
  Common Stock                     $121,571    $     --    $     --    $ 121,571
  Time Deposit                        6,362          --          --        6,362
                                   --------    --------    --------    ---------
Total Investments in Securities    $127,933    $     --    $     --    $ 127,933
                                   ========    ========    ========    =========

Securities Sold Short               Level 1     Level 2     Level 3      Total
                                    --------------------------------------------
  Common Stock                     $(54,144)   $     --    $     --    $(54,144)
                                   --------    --------    --------    ---------
Total Securities Sold Short        $(54,144)   $     --    $     --    $(54,144)
                                   ========    ========    ========    =========


Other Financial Instruments         Level 1     Level 2     Level 3      Total
                                    --------------------------------------------
  Purchased Options                $  1,997    $     --    $     --    $   1,997
  Written Options                    (1,587)         --          --      (1,587)
  Total Return Swaps^                    --          --          --           --
                                   --------    --------    --------    ---------
Total Other Financial Instruments  $    410    $     --    $     --    $     410
                                   ========    ========    ========    =========

^ As of September 30, 2014, the swaps are considered Level 2. See Note 2 in Notes to Financial Statements for additional information.

The Fund had transfers of Time Deposits from Level 2 to Level 1 in the amount of $6,362 due to the liquid nature of this type of investment and presence of unadjusted quoted prices in active markets. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                     RiverPark Long/Short Opportunity Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

A list of open swap agreements held by the Fund at September 30, 2014 was as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                TOTAL RETURN SWAPS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Net Unrealized
                                                                                                           Notional    Appreciation
                Reference Entity/                                  Fund         Termination                 Amount    (Depreciation)
Counterparty    Obligation                     Fund Pays          Receives         Date       Contracts     (000)         (000)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
 International  Alliance Data Systems  Fed Funds 1-Day - 0.45%    Total Return   09/11/15       1,288          320     $  --
Goldman Sachs
 International  American Tower REIT    Fed Funds 1-Day - 0.45%    Total Return   10/14/14       5,354          501        --
Goldman Sachs
 International  Apple                  Fed Funds 1-Day - 0.45%    Total Return   07/21/15       4,501          453        --
Goldman Sachs
 International  Cabot Oil & Gas        Fed Funds 1-Day - 0.45%    Total Return   10/14/14       8,601          282        --
Goldman Sachs
 International  CME Group              Fed Funds 1-Day - 0.45%    Total Return   10/14/14       7,191          575        --
Goldman Sachs
 International  Dollar Tree            Fed Funds 1-Day - 0.45%    Total Return   09/16/15      22,229        1,246        --
Goldman Sachs
 International  eBay                   Fed Funds 1-Day - 0.45%    Total Return   06/12/15      25,000        1,416        --
Goldman Sachs
 International  Google                 Fed Funds 1-Day - 0.45%    Total Return   09/10/15         809          471        --
Goldman Sachs
 International  Las Vegas Sands        Fed Funds 1-Day - 0.45%    Total Return   09/10/15       4,345          270        --
Goldman Sachs
 International  Mastercard             Fed Funds 1-Day - 0.45%    Total Return   09/03/15      19,358        1,431        --
Goldman Sachs
 International  National Oilwell Varco Fed Funds 1-Day - 0.45%    Total Return   06/05/15         422           32        --
Goldman Sachs
 International  Priceline Group        Fed Funds 1-Day - 0.45%    Total Return   06/04/15          66           76        --
Goldman Sachs
 International  QUALCOMM               Fed Funds 1-Day - 0.45%    Total Return   11/14/14       2,775          207        --
Goldman Sachs
 International  SBA Communications     Fed Funds 1-Day - 0.45%    Total Return   10/14/14         842           93        --
Goldman Sachs
 International  Schlumberger           Fed Funds 1-Day - 0.45%    Total Return   09/03/15       3,372          343        --
Goldman Sachs
 International  Southwestern Energy    Fed Funds 1-Day - 0.45%    Total Return   06/12/15      54,587        1,908        --
Goldman Sachs
 International  Visa                   Fed Funds 1-Day - 0.45%    Total Return   06/04/15       1,386          296        --
Goldman Sachs
 International  Walt Disney            Fed Funds 1-Day - 0.45%    Total Return   07/21/15      22,528        2,006        --
Goldman Sachs
 International  Wynn Resorts           Fed Funds 1-Day - 0.45%    Total Return   09/10/15       2,556          478        --
                                                                                                                      ------
                                                                                                                      $  --
                                                                                                                      ======

     Percentages are based on Net Assets of $123,470 (000).
*    Non-income producing security.
** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
+    Traded in British Pounds.
++   Traded in Canadian Dollar.
(a) Securities considered Master Limited Partnerships. At September 30, 2014, these securities amounted to $11,100 or 9.0% of Net Assets.
(b)  Underlying security for a total return swap.
(c) Some or all is pledged as collateral for securities sold short and open options written in the total amount of $62,298 (000) (see Note 2 in Notes to Financial Statements).

ADR -- American Depositary Receipt
Cl -- Class
LP -- Limited Partnership
REIT -- Real Estate Investment Trust

Amounts designated as "-- " are $0 or rounded to $0.





    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                      RiverPark/Gargoyle Hedged Value Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

Sector Weighting+

18.8% Information Technology
15.4% Financials
15.1% Consumer Discretionary
13.2% Health Care
9.7% Energy
7.8% Industrials
6.8% Materials
6.5 Consumer Staples
6.5% Telecommunication Services
0.2% Time Deposit

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
Description                                       Shares            Value (000)
--------------------------------------------------------------------------------
Schedule of Investments

Common Stock -- 100.7%

  Consumer Discretionary -- 15.3%
     AMC Networks, Cl A* (a)                       7,200              $   421
     Apollo Education Group, Cl A* (a)            14,110                  355
     Best Buy (a)                                 21,948                  737
     Dillard's, Cl A (a)                           1,700                  185
     Ford Motor (a)                               46,680                  690
     GameStop, Cl A (a)                            8,500                  350
     General Motors (a)                           20,100                  642
     Goodyear Tire & Rubber (a)                   32,690                  738
     Groupon, Cl A*                              143,000                  955
     International Game Technology (a)            52,603                  887
     Las Vegas Sands (a)                          12,470                  776
     Liberty Global, Cl A*                         9,610                  409
     Lions Gate Entertainment (a)                 25,081                  827
     PulteGroup (a)                               47,250                  835
     Staples (a)                                  58,295                  706
     Time Warner (a)                              11,230                  844
                                                                       ------
                                                                       10,357
                                                                       ------

  Consumer Staples -- 6.6%
     Avon Products (a)                            54,250                  684
     Ingredion (a)                                11,710                  887
     Kroger (a)                                    1,600                   83
     Molson Coors Brewing, Cl B (a)               10,815                  805
     Pilgrim's Pride* (a)                         40,080                1,225
     Tyson Foods, Cl A (a)                        19,015                  749
                                                                       ------
                                                                        4,433
                                                                       ------

  Energy -- 9.8%
     Apache (a)                                    5,970                  560
     Chesapeake Energy (a)                        17,240                  396
     ConocoPhillips (a)                           10,570                  809
     CVR Energy (a)                                5,846                  261
     Denbury Resources (a)                        34,113                  513
     HollyFrontier (a)                             6,128                  268
     Marathon Oil                                  2,908                  109


--------------------------------------------------------------------------------
Description                                       Shares            Value (000)
--------------------------------------------------------------------------------

     Newfield Exploration* (a)                    11,400              $   423
     Oil States International* (a)                13,465                  833
     SandRidge Energy* (a)                        85,048                  365
     Superior Energy Services                      6,800                  224
     Tesoro (a)                                    4,752                  290
     Valero Energy (a)                            16,070                  744
     Western Refining (a)                         16,530                  694
     World Fuel Services (a)                       4,160                  166
                                                                       ------
                                                                        6,655
                                                                       ------

  Financials -- 15.5%
     American International Group (a)             15,210                  822
     Bank of New York Mellon (a)                   9,318                  361
     Erie Indemnity, Cl A (a)                     11,731                  889
     Genworth Financial, Cl A* (a)                36,050                  472
     Intercontinental Exchange (a)                 4,490                  876
     Jones Lang LaSalle (a)                        5,730                  724
     Legg Mason (a)                               11,525                  590
     Leucadia National (a)                        32,228                  768
     Morgan Stanley (a)                           27,665                  956
     NASDAQ OMX Group (a)                          6,704                  284
     Navient (a)                                  50,200                  889
     Ocwen Financial* (a)                         25,640                  671
     PartnerRe (a)                                 8,310                  913
     Radian Group (a)                             28,500                  407
     Reinsurance Group of America (a)             11,004                  882
                                                                       ------
                                                                       10,504
                                                                       ------

  Health Care -- 13.3%
     Actavis* (a)                                  3,450                  833
     Alere* (a)                                   16,776                  650
     Allscripts Healthcare Solutions* (a)         19,310                  259
     Amgen (a)                                     2,460                  346
     Edwards Lifesciences*                         8,200                  838
     Eli Lilly (a)                                 5,633                  365
     Express Scripts Holding* (a)                 12,155                  858
     Medtronic (a)                                 5,342                  331
     Mylan* (a)                                   10,550                  480
     Myriad Genetics* (a)                         18,187                  701
     Perrigo (a)                                   6,020                  904
     Quest Diagnostics (a)                        13,820                  839
     United Therapeutics* (a)                      9,831                1,265
     WellCare Health Plans* (a)                    5,940                  358
                                                                       ------
                                                                        9,027
                                                                       ------

  Industrials -- 7.8%
     Alaska Air Group                              3,400                  148
     Babcock & Wilcox (a)                         19,800                  548
     Delta Air Lines (a)                          22,107                  799
     Huntington Ingalls Industries (a)             8,500                  886
     Joy Global (a)                                6,750                  368
     Manpowergroup (a)                            11,050                  775
     Oshkosh (a)                                   2,655                  117
     Pentair (a)                                  13,270                  869


    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                      RiverPark/Gargoyle Hedged Value Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Description                                       Shares            Value (000)
--------------------------------------------------------------------------------

     SPX (a)                                       8,430              $   792
                                                                      -------
                                                                        5,302
                                                                      -------

  Information Technology -- 19.0%
     AOL* (a)                                      9,696                  436
     Apple (a)                                     5,530                  557
     Brocade Communications
      Systems (a)                                 79,180                  861
     Computer Sciences (a)                         8,071                  494
     First Solar* (a)                             12,914                  850
     Flextronics International* (a)               83,831                  865
     Hewlett-Packard (a)                          23,950                  850
     IAC (a)                                      13,090                  862
     Itron* (a)                                    4,918                  194
     Juniper Networks                             37,620                  833
     Lam Research (a)                             12,680                  947
     Leidos Holdings (a)                           3,689                  127
     Lexmark International, Cl A (a)               5,600                  238
     NCR* (a)                                     24,700                  825
     NVIDIA (a)                                   21,000                  387
     ON Semiconductor*                            45,500                  407
     Oracle (a)                                   12,200                  467
     Seagate Technology (a)                       13,530                  775
     Sohu.com* (a)                                 3,604                  181
     Symantec (a)                                  9,902                  233
     VeriFone Systems* (a)                        16,650                  572
     VeriSign* (a)                                15,530                  856
     Vishay Intertechnology (a)                    4,633                   66
                                                                      -------
                                                                      12,883
                                                                      -------

  Materials -- 6.9%
     Alcoa (a)                                    53,257                  857
     Ashland (a)                                   8,250                  859
     Axiall (a)                                   17,220                  617
     Freeport-McMoRan, Cl B                       11,500                  375
     International Paper (a)                      12,386                  591
     Newmont Mining (a)                           27,141                  626
     Tronox, Cl A (a)                             27,760                  723
                                                                      -------
                                                                        4,648
                                                                      -------

  Telecommunication Services -- 6.5%
     AT&T (a)                                     20,600                  726
     CenturyLink (a)                              18,010                  736
     Frontier Communications (a)                 142,970                  931
     Telephone & Data Systems (a)                 26,326                  631
     United States Cellular*                      15,502                  550
     Verizon Communications (a)                   16,871                  843
                                                                      -------
                                                                        4,417
                                                                      -------
     Total Common Stock
     (Cost $59,886) (000)                                              68,226
                                                                      -------


--------------------------------------------------------------------------------
                                               Face Amount
                                                  (000)/
Description                                     Contracts           Value (000)
--------------------------------------------------------------------------------
Time Deposit -- 0.2%
     Brown Brothers Harriman,
      0.030%, 10/01/14
        (Cost $133) (000)                        $   133             $    133
                                                                     --------
     Total Investments -- 100.9%
     (Cost $60,019) (000)                                            $ 68,359
                                                                     ========

Schedule of Open Options Written
Written Options -- (0.8)% *++
     CBOE Russell 2000 Index,
      Call Option
       Expires 11/22/14, Strike Price $1,150         (47)            $    (49)
       Expires 11/22/14, Strike Price $1,140         (10)                 (14)
       Expires 10/18/14, Strike Price $1,155         (10)                  (1)
       Expires 10/18/14, Strike Price $1,125         (30)                 (23)
       Expires 10/18/14, Strike Price $1,170         (28)                  (1)
       Expires 10/18/14, Strike Price $1,130         (60)                 (35)
       Expires 11/22/14, Strike Price $1,130         (45)                 (79)
       Expires 10/18/14, Strike Price $1,180         (45)                  (2)
     NASDAQ Euro Index, Call Option
       Expires 10/18/14, Strike Price $4,100          (5)                 (15)
     S&P 500 Index, Call Option
       Expires 10/18/14, Strike Price $2,005         (96)                 (65)
       Expires 10/18/14, Strike Price $1,995         (34)                 (36)
       Expires 10/18/14, Strike Price $2,010         (41)                 (22)
       Expires 10/18/14, Strike Price $2,000         (58)                 (49)
       Expires 11/07/14, Strike Price $1,990         (12)                 (27)
       Expires 10/24/14, Strike Price $1,990         (31)                 (51)
       Expires 10/24/14, Strike Price $1,980         (15)                 (33)
       Expires 10/24/14, Strike Price $2,020         (40)                 (22)
       Expires 10/24/14, Strike Price $2,015         (57)                 (38)
                                                                       -------
     Total Written Options
     (Premiums Received $1,153) (000)                                  $ (562)
                                                                       =======

++   See Note 2 in Notes to Financial Statements for additional information.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                      RiverPark/Gargoyle Hedged Value Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

The following is a list of the level of inputs used as of September 30, 2014 in valuing the Fund's investments and other financial instruments carried at value
(000), in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP:

Investments in Securities           Level 1     Level 2     Level 3      Total
                                    --------------------------------------------
  Common Stock                      $68,226     $    --     $    --     $68,226
  Time Deposit                          133          --          --         133
                                    -------     --------    -------     --------
Total Investments in Securities     $68,359     $    --     $    --     $68,359
                                    =======     ========    =======     ========


Other Financial Instruments         Level 1     Level 2     Level 3      Total
                                    --------------------------------------------
  Written Options                   $ (562)     $    --     $    --     $  (562)
                                    -------     --------    -------     --------
Total Other Financial Instruments   $ (562)     $    --     $    --     $  (562)
                                    =======     ========    =======     ========

The Fund had transfers of Time Deposits from Level 2 to Level 1 in the amount of $133 due to the liquid nature of this type of investment and presence of unadjusted quoted prices in active markets. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

     Percentages are based on Net Assets of $67,757 (000).
*    Non-income producing security.
(a) Some or all is pledged as collateral for open options written in the total amount of $57,718 (000) (see Note 2 in Notes to Financial Statements).

CBOE -- Chicago Board Options Exchange
Cl -- Class
NASDAQ -- National Association of Securities Dealers Automated
          Quotations
S&P -- Standard & Poor's

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                           RiverPark Structural Alpha Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

Sector Weighting+

48.2% U.S. Treasury Obligations
47.8% Time Deposit
4.0% Commercial Paper

+ Percentages are based on total investments.

--------------------------------------------------------------------------------
                                               Face Amount
                                                  (000)/
Description                                     Contracts           Value (000)
--------------------------------------------------------------------------------

Schedule of Investments

U. S. Treasury Obligations -- 34.0%

   U. S. Treasury Bills (a) (b)
     0.025%, 10/23/14                           $  1,000             $  1,000
     0.015%, 11/20/14                              1,000                1,000
     0.010%, 12/11/14                              1,000                1,000
                                                                     --------
Total U.S. Treasury Obligations
  (Cost $3,000) (000)                                                   3,000
                                                                     --------

Commercial Paper -- 2.8%
     Ford Motor Credit
        0.805%, 10/01/14 (a)
        (Cost $250) (000)                            250                  250
                                                                     --------
Time Deposit -- 33.7%
     Brown Brothers Harriman,
      0.030%, 10/01/14
      (Cost $2,971) (000)                          2,971                2,971
                                                                     --------
Total Investments -- 70.5%
  (Cost $6,221) (000)                                                $  6,221
                                                                     ========

Schedule of Open Options Purchased

Purchased Options -- 12.8%*++
     S&P 500 Index, Call Option,
       Expires 06/30/15, Strike Price $1,975          10             $     92
       Expires 12/20/14, Strike Price $1,625          12                  413
       Expires 01/17/15, Strike Price $1,850          10                  143
       Expires 12/31/14, Strike Price $1,850          12                  168
       Expires 12/31/14, Strike Price $2,050          15                   23
       Expires 03/31/15, Strike Price $1,850          10                  157
     S&P 500 Index, Put Option,
       Expires 10/03/14, Strike Price $1,700           3                   --
     SPDR S&P 500 Index, Call Option,
       Expires 03/20/15, Strike Price $188           100                  136
                                                                     --------
Total Purchased Options
(Cost $659) (000)                                                     $ 1,132
                                                                     ========


--------------------------------------------------------------------------------
Description                                  Contracts               Value (000)
--------------------------------------------------------------------------------

Schedule of Open Options Written

Written Options -- (5.8)% *++
     S&P 500 Index, Call Option,
       Expires 03/31/15, Strike Price $2,000         (10)              $  (59)
       Expires 10/18/14, Strike Price $2,040          (3)                  --
       Expires 10/24/14, Strike Price $2,030          (3)                  (1)
       Expires 01/17/15, Strike Price $2,000         (10)                 (40)
       Expires 06/30/15, Strike Price $2,150         (10)                 (22)
       Expires 12/20/14, Strike Price $1,825         (12)                (190)
       Expires 12/31/14, Strike Price $2,000         (12)                 (42)
       Expires 10/03/14, Strike Price $2,040          (3)                  --
       Expires 10/10/14, Strike Price $2,025          (5)                  (1)
       Expires 10/31/14, Strike Price $2,005          (3)                  (4)
     S&P 500 Index, Put Option,
       Expires 10/10/14, Strike Price $1,945          (5)                  (6)
       Expires 10/03/14, Strike Price $1,960          (3)                  (2)
       Expires 10/24/14, Strike Price $1,950          (3)                  (6)
       Expires 12/20/14, Strike Price $1,475          (6)                  (1)
       Expires 10/18/14, Strike Price $1,960          (3)                  (6)
       Expires 06/30/15, Strike Price $1,900          (5)                 (45)
       Expires 12/31/14, Strike Price $1,700          (6)                  (6)
       Expires 03/31/15, Strike Price $1,725          (5)                 (15)
       Expires 10/31/14, Strike Price $1,925          (3)                  (6)
       Expires 01/17/15, Strike Price $1,725          (5)                  (7)
     SPDR S&P 500 Index, Call Option,
       Expires 03/20/15, Strike Price $205          (100)                 (34)
     SPDR S&P 500 Index, Put Option,
       Expires 03/20/15, Strike Price $175           (50)                 (16)
                                                                      --------
Total Written Options
(Premiums Received $513) (000)                                        $  (509)
                                                                      ========


          ++ See Note 2 in Notes to Financial Statements for additional information.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                           RiverPark Structural Alpha Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

The open futures contracts held by the Fund at September 30, 2014 are as follows:


                                                            Number of                         Unrealized
                                                            Contracts         Expiration      Appreciation
Counterparty                 Type of Contract               Long (Short)       Date             (000)
-----------------------------------------------------------------------------------------------------------
Interactive Brokers LLC      Russell 2000 Index E-MINI          (5)            Dec-2014        $    23
Interactive Brokers LLC      S&P 500 Index E-MINI              (26)            Dec-2014             29
                                                                                               -------
                                                                                               $    52
                                                                                               ========

See Note 2 in Notes to Financial Statements for more information regarding futures collateral.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund's investments and other financial instruments carried at value
(000), in accordance with the authoritative guidance on fair value measurement and disclosure under GAAP:

Investments in Securities           Level 1     Level 2     Level 3      Total
                                    --------------------------------------------
  U.S. Treasury Obligations         $ 3,000     $    --     $    --     $3,000
  Commercial Paper                       --         250          --        250
  Time Deposit                        2,971          --          --      2,971
                                    -------     -------     -------     ------
Total Investments in Securities     $ 5,971     $   250     $    --     $6,221
                                    =======     =======     =======     ======


Other Financial Instruments         Level 1     Level 2     Level 3      Total
                                    --------------------------------------------
  Purchased Options                 $ 1,132     $    --     $    --     $1,132
  Written Options                      (509)         --          --       (509)
  Futures Contracts**
    Unrealized Appreciation              52          --          --         52
                                    -------     -------     -------     ------
Total Other Financial Instruments   $   675     $    --     $    --     $  675
                                    =======     =======     =======     ======

** Futures contracts are valued at the unrealized appreciation on the instrument. See Note 2 in Notes to Financial Statements for additional information.

The Fund had transfers of Time Deposits and U.S. Treasury Obligations from Level 2 to Level 1 in the amount of $5,971 due to the liquid nature of these types of investments and presence of unadjusted quoted prices in active markets. Please see Note 2 in Notes to Financial
Statements for further information regarding fair value measurements.

     Percentages are based on Net Assets of $8,829 (000).
*    Non-income producing security.
(a) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(b) Pledged as collateral for open options contracts in the total amount of $3,000 (000) (see Note 2 in Notes to Financial Statements).

S&P -- Standard & Poor's
SPDR -- Standard & Poor's Depositary Receipt

Amounts designated as "-- " are $0 or rounded to $0.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                           RiverPark Strategic Income Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

Sector Weighting+

80.8% Corporate Obligations
7.7% Bank Loan Obligations
6.8% Time Deposit
4.0% Asset-Backed Securities
 0.4% Preferred Stock
 0.3% Convertible Bonds
 0.0% Warrants

+  Percentages are based on total investments.

--------------------------------------------------------------------------------
                                              Face Amount
Description                                      (000)              Value (000)
--------------------------------------------------------------------------------

Schedule of Investments

Corporate Obligations -- 80.9%

  Consumer Discretionary -- 16.5%
     American Achievement
        10.875%, 04/15/16 (a)                  $   5,385             $  5,344
     American Media
        11.500%, 12/15/17                          4,278                4,535
     Brightstar
        9.500%, 12/01/16 (a)                       8,077                8,592
     Burger King
        9.875%, 10/15/18                           3,705                3,909
     Cambium Learning Group
        9.750%, 02/15/17                           9,051                8,825
     Ceridian
        8.875%, 07/15/19 (a)                       7,020                7,801
     Checkers Drive-In Restaurants
        11.000%, 12/01/17 (a)                      4,400                4,840
     Express
        8.750%, 03/01/18                           4,869                5,088
     GRD Holdings III
        10.750%, 06/01/19 (a)                      3,820                4,231
     HT Intermediate Holdings
        12.000%, 05/15/19 (a)                      5,799                6,016
     LBI Media
        10.000%, 04/15/19 (a)                     14,410               15,130
     Postmedia Network
        12.500%, 07/15/18                          9,563               10,113
                                                                     --------
                                                                       84,424
                                                                     --------
  Consumer Staples -- 9.3%
     Carolina Beverage Group
        10.625%, 08/01/18 (a)                      4,118                4,273
     Safeway
        4.750%, 12/01/21                           2,900                2,929
     Simmons Foods
        10.500%, 11/01/17 (a)                      7,669                8,148
        7.875%, 10/01/21 (a)                       9,652                9,580


--------------------------------------------------------------------------------
                                              Face Amount
Description                                      (000)              Value (000)
--------------------------------------------------------------------------------

     Southern States Cooperative
        10.000%, 08/15/21 (a)                 $    9,461             $  9,319
     Tesco
        2.000%, 12/05/14 (a)                       7,500                7,518
     US Foods
        8.500%, 06/30/19                           5,768                6,121
                                                                     --------
                                                                       47,888
                                                                     --------

  Energy -- 3.5%
     Drill Rigs Holdings
        6.500%, 10/01/17 (a)                         490                  490
     Express Pipeline
        7.390%, 12/31/17 (a)                       1,609                1,733
     Overseas Shiphldg Group
        8.125%, 03/30/18                           5,501                5,597
     Sanjel
        7.500%, 06/19/19 (a)                       2,700                2,663
     US Shale Solutions
        12.500%, 09/01/17 (a)                          6                5,621
     Westmoreland Coal
        10.750%, 02/01/18                          1,684                1,772
                                                                     --------
                                                                       17,876
                                                                     --------

  Financials -- 7.4%
     Fifth Street Finance
        4.875%, 03/01/19                             500                  517
     Hunt
        9.625%, 03/01/21 (a)                      14,665               15,325
     Lender Processing Services
        5.750%, 04/15/23                           6,500                6,825
     Nuveen Investments
        9.125%, 10/15/17 (a)                      11,084               11,916
     Toll Road Investors Partnership
        4.691%, 02/15/45 (a) (b)                   2,045                  414
     Toll Road Investors Partnership II
        6.315%, 02/15/25 (a) (b)                   5,700                2,945
                                                                     --------
                                                                       37,942
                                                                     --------
  Health Care -- 3.5%
     Allegran
        3.375%, 09/15/20                           5,000                4,965
     Prospect Medical Holdings
        8.375%, 05/01/19 (a)                      10,840               11,694
     Symbion
        8.000%, 06/15/16                           1,363                1,414
                                                                     --------
                                                                       18,073
                                                                     --------

  Industrials -- 16.3%
     Acuity Brands Lighting
        6.000%, 12/15/19                           1,000                1,113
     Alliant Techsystems
        6.875%, 09/15/20                           1,475                1,593
     Continental Airlines, Ser 1999-2
        6.236%, 03/15/20                             724                  774




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                           RiverPark Strategic Income Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              Face Amount
Description                                      (000)              Value (000)
--------------------------------------------------------------------------------

     Continental Airlines,
      Ser 2000-2, Cl A1
        7.707%, 04/02/21                        $  4,700             $  5,293
     Continental Airlines Pass-Through
      Trust, Ser 2007-1, Cl A
        5.983%, 04/19/22                             211                  234
     Dispensing Dynamics International
        12.500%, 01/01/18 (a)                     13,377               14,514
     Hyva Global BV
        8.625%, 03/24/16 (a)                       6,553                6,717
     Interface
        7.625%, 12/01/18                           4,306                4,500
     Jac Holding
        11.500%, 10/01/19 (a)                      1,945                1,999
     Mueller Water Products
        7.375%, 06/01/17                           1,031                1,053
     Northwest Airlines Pass-Through
      Trust, Ser 2007-1, Cl A
        7.027%, 11/01/19                           2,865                3,284
     PaperWorks Industries
        9.500%, 08/15/19 (a)                       3,500                3,574
     Quad
        7.000%, 05/01/22 (a)                       9,240                8,974
     SITEL
        11.000%, 08/01/17 (a)                        677                  704
     Tempel Steel
        12.000%, 08/15/16 (a)                      6,694                6,727
     URS
        5.000%, 04/01/22                          18,042               18,314
     VV Holding
        6.980%, 07/10/19 (a) (c) (e)               5,000                  775
     VWR Funding
        7.250%, 09/15/17                           3,024                3,160
                                                                     --------
                                                                       83,302
                                                                     --------

Information Technology -- 3.5%

     Fidelity National Information
      Services
        5.000%, 03/15/22                           3,925                4,141
     Fiserv
        3.500%, 10/01/22                           3,275                3,292
     Leidos
        7.125%, 07/01/32                           9,333               10,334
                                                                     --------
                                                                       17,767
                                                                     --------

Materials -- 15.9%

     American Piping Products
        12.875%, 11/15/17 (a)                      4,150                4,544
     Beverage Packaging Holdings
      Luxembourg II
        5.625%, 12/15/16 (a)                       8,424                8,382
     Celanese US Holdings
        6.625%, 10/15/18                           5,574                5,765


--------------------------------------------------------------------------------
                                              Face Amount
Description                                      (000)              Value (000)
--------------------------------------------------------------------------------

     Essar Steel Algoma
        9.375%, 03/15/15 (a)                    $ 10,558             $ 10,571
     Hardwoods Acquisition
        7.500%, 08/01/21 (a)                       8,755                8,668
     Hexion US Finance
        8.875%, 02/01/18                             528                  539
     Lansing Trade Group
        9.250%, 02/15/19 (a)                       6,620                6,603
     Optima Specialty Steel
        12.500%, 12/15/16 (a)                      7,890                8,492
     Packaging Dynamics
        8.750%, 02/01/16 (a)                       1,777                1,808
     Tembec Industries
        11.250%, 12/15/18                          8,505                9,171
     Verso Paper Holdings
        11.750%, 01/15/19                         11,389               11,503
     Vertellus Specialties
        9.375%, 10/01/15 (a)                       5,305                5,332
                                                                     --------
                                                                       81,378
                                                                     --------

  Telecommunication Services -- 4.4%
     Avanti Communications Group
        10.000%, 10/01/19 (a)                      4,500                4,500
     Goodman Networks
        12.125%, 07/01/18                          7,674                8,154
     Qwest
        7.500%, 10/01/14                           2,038                2,038
     Telesat Canada
        6.000%, 05/15/17 (a)                       7,924                8,116
                                                                     --------
                                                                       22,808
                                                                     --------

  Utilities -- 0.6%
     RJS Power Holdings
        5.125%, 07/15/19 (a)                       3,000                2,985
                                                                     --------
Total Corporate Obligations
  (Cost $417,753) (000)                                               414,443
                                                                     --------

Asset-Backed Securities -- 4.0%

  Other Asset-Backed Securities -- 4.0%
     Applebee's, Ser 2014-1, Cl A2
        4.277%, 09/05/44 (a)                       2,500                2,480
     Countrywide Asset-Backed
      Certificates, Ser 2006-SPS1, Cl A
        0.375%, 12/25/25 (c)                         196                  505
     Countrywide Asset-Backed
      Certificates, Ser 2006-SPS2, Cl A
        0.475%, 05/25/26 (c)                         490                  998
     Master Asset Vehicle II,
      Ser 2009-2U, Cl A1
        0.000%, 07/15/56 (c)                      17,829               16,581
                                                                     --------
Total Asset-Backed Securities
     (Cost $20,247) (000)                                              20,564
                                                                     --------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[RIVERPARK FUNDS LOGO]                           RiverPark Strategic Income Fund
                                                              September 30, 2014
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                Shares/
                                              Face Amount
                                                 (000)/
                                               Number of
Description                                    Warrants            Value (000)
--------------------------------------------------------------------------------

Preferred Stock -- 0.4%

     Equity Commonwealth REIT
        7.500%, 11/15/19
         (Cost $1,855) (000)                          89            $   1,812
                                                                    ---------

Convertible Bond -- 0.3%

     TeleCommunication Systems
        7.750%, 06/30/18
         (Cost $1,540) (000)                    $  1,561                1,538
                                                                    ---------

Warrants -- 0.0%

     Lee Enterprises*
         (Cost $--) (000)                         96,200                  135
                                                                    ---------

Bank Loan Obligations -- 7.8%
     Armored Autogroup
        6.000%, 11/05/16                           3,183                3,148
     Charlotte Russe
        6.750%, 05/22/19                           2,992                2,955
     Eastman Kodak
        10.750%, 09/03/20                          1,600                1,611
     Hampton Rubber
        9.000%, 03/27/22                           9,787                9,640
     Lee Enterprises
        12.000%, 12/15/22                          2,405                2,579
        7.250%, 03/31/19                           3,809                3,800
     Marsico Holdings
        10.928%, 12/31/22 (b) (d)                  7,932                2,796
        5.188%, 12/31/22                           8,344                2,941
     Maueser-Werke
        8.250%, 07/31/22                           6,825                6,745
     Radio One
        7.500%, 03/31/16                           3,461                3,500
                                                                    ---------
Total Bank Loan Obligations
  (Cost $40,612) (000)                                                 39,715
                                                                    ---------

Time Deposit -- 6.9%

     Brown Brothers Harriman,
      0.030%, 10/01/14
        (Cost $35,102) (000)                      35,102               35,102

                                                                    ---------

Total Investments -- 100.3%
  (Cost $517,109) (000)                                             $ 513,309
                                                                    ==========


A list of the open forward foreign currency contracts held by the Fund at September 30, 2014 is as follows++:

                                            Currency       Currency       Unrealized
                                           to Deliver     to Receive     Appreciation
Counterparty        Settlement Date          (000)          (000)           (000)
----------------------------------------------------------------------------------------
Brown Brothers
Harriman               10/10/14            NOK  5,000      USD   787        $   9
                                                                            =====

++   See Note 2 in Notes to Financial Statements for additional information.


The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund's investments and other financial instruments carried at value
(000), in accordance with the authoritative guidance on fair value measurements and disclosure under GAAP:

Investments in Securities           Level 1     Level 2     Level 3      Total
                                    --------------------------------------------
Corporate Obligations               $     --    $414,443    $    --     $414,443
Asset-Backed Securities                   --      20,564         --       20,564
Preferred Stock                           --       1,812         --        1,812
Convertible Bond                          --       1,538         --        1,538
Warrants                                  --         135         --          135
Bank Loan Obligations                     --      39,715         --       39,715
Time Deposits                         35,102          --         --       35,102
                                    -------     --------    -------     --------
Total Investments in Securities     $ 35,102    $478,207    $    --     $513,309
                                    ========    ========    =======     ========


Other Financial Instruments         Level 1     Level 2     Level 3      Total
                                    --------------------------------------------
Forward Contracts **
    Unrealized Appreciation         $    --     $     9     $    --      $     9
                                    -------     -------     -------      -------
Total Other Financial Instruments   $    --     $     9     $    --      $     9
                                    =======     =======     =======      =======


** Forward contracts are valued at the unrealized appreciation on the instrument. See Note 2 in Notes to Financial Statements for additional information.

The Fund had transfers of Time Deposits from Level 2 to Level 1 in the amount of $35,102 due to the liquid nature of this type of investment and presence of unadjusted quoted prices in active markets. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

     Percentages are based on Net Assets of $511,956 (000).
*    Non-income producing security.
(a) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(c) Variable rate security - Rate disclosed is the rate in effect on September 30, 2014.
(d)  Unsettled bank loan. Interest rate not available as of September 30, 2014.
(e)  Face amount is presented in Norwegian Krone.

Cl - Class
NOK - Norwegian Krone
REIT - Real Estate Investment Trust
Ser - Series
USD - United States Dollar

Amounts designated as "--" are $0 or rounded to $0.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


Statements of Assets and Liabilities (000)                [RIVERPARK FUNDS LOGO]
September 30, 2014
--------------------------------------------------------------------------------

                                                                                                                         RiverPark
                                                                       RiverPark      RiverPark/      RiverPark          Long/Short
                                                                          Large       Wedgewood       Short Term        Opportunity
                                                                       Growth Fund      Fund        High Yield Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in Securities, at Value (Note 2)                        $     67,118  $    1,908,019    $      908,289      $    127,933
Purchased Options, at Value                                                   --              --                --             1,997
Deposits with Brokers for Securities Sold Short                               --              --                --            49,388
Receivable for Capital Shares Sold                                           296           4,381             3,145               287
Prepaid Expenses                                                              20              53                21                27
Receivable for Dividend and Interest Income                                   14             913            22,579                30
Cash Collateral on Swap Contracts                                             --              --                --               500
                                                                    ------------    ------------     -------------       -----------
   Total Assets                                                           67,448       1,913,366           934,034           180,162
                                                                    ------------    ------------     -------------       -----------
Liabilities:
Securities Sold Short, at Value (Note 2)                                      --              --                --            54,144
Written Options, at Value (Note 2)                                            --              --                --             1,587
Payable for Capital Shares Redeemed                                           88             885               870                98
Income Distribution Payable                                                   --              --               505                --
Dividends Payable on Securities Sold Short                                    --              --                --               213
Payable for Swap Reset                                                        --              --                --               328
Payable for Investment Securities Purchased                                   --              --            26,021                --
Payable Due to Shareholder Servicing Agent (Note 3)                           46             499               182                77
Payable Due to Adviser (Note 3)                                               33           1,021               484               162
Payable Due to Administrative Services Plan, Institutional
  Class Shares (Note 3)                                                        1             317                92                24
Payable Due to Administrative Services Plan, Retail Class
  Shares (Note 3)                                                              8             140               104                --
Payable Due to Administrator                                                   5             139                66                 9
Payable Due to Trustees                                                        1              18                 9                 1
Chief Compliance Officer Fees Payable                                          1               4                 2                --
Other Accrued Expenses                                                        18             411               198                49
                                                                    ------------    ------------     -------------       -----------
   Total Liabilities                                                         201           3,434            28,533            56,692
                                                                    ------------    ------------     -------------       -----------
Net Assets                                                          $     67,247  $    1,909,932    $      905,501      $    123,470
                                                                    ============  ==============    ==============      ============
Net Assets Consist of:
Paid-in Capital                                                     $     56,085  $    1,562,978    $      910,742      $    116,084
Undistributed Net Investment Income (Accumulated Net
  Investment Loss)                                                           271              --                38           (1,321)
Accumulated Net Realized Gain (Loss) on Investments, Securities
  Sold Short, Purchased and Written Options, and Swap Contracts            1,465          83,975              (943)          (7,592)
Net Unrealized Appreciation (Depreciation) on Investments and
  Securities Sold Short                                                    9,426         262,979            (4,336)           16,256
Net Unrealized Appreciation on Purchased and Written Options                  --              --                --                43
                                                                     -----------  --------------    --------------      ------------
Net Assets                                                           $    67,247  $    1,909,932    $      905,501      $    123,470
                                                                     ===========  ==============    ==============      ============
Investments in Securities, at Cost                                   $    57,692  $    1,645,040    $      912,625      $    109,502
Securities Sold Short, Proceeds                                               --              --                --            51,969
Purchased Options, at Cost                                                    --              --                --             1,844
Written Options, Premiums Received                                            --              --                --             1,477
Net Assets - Institutional Class Shares(1)                           $13,954,189  $1,700,475,433    $  680,443,104      $107,275,263
                                                                     ===========  ==============    ==============      ============
Net Assets - Retail Class Shares(1)                                  $53,293,250  $  209,457,061    $  225,057,706      $ 16,194,285
                                                                     ===========  ==============    ==============      ============
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                              761,032      92,563,170      68,461,007        10,207,406
                                                                     ===========  ==============    ==============      ============
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                            2,926,322      11,502,242      22,697,070         1,548,414
                                                                     ===========  ==============    ==============      ============
Institutional Class Shares:
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class Shares                          $18.34         $ 18.37           $9.94            $10.51
                                                                     ===========  ==============    ==============      ============
Retail Class Shares:
Net Asset Value, Offering and Redemption
   Price Per Share -- Retail Class Shares                                 $18.21         $ 18.21           $9.92            $10.46
                                                                     ===========  ==============    ==============      ============

(1)  Shares and Net Assets have not been rounded.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Statements of Assets and Liabilities (000)                [RIVERPARK FUNDS LOGO]
September 30, 2013
--------------------------------------------------------------------------------



                                                                                                                        RiverPark
                                                                    RiverPark/Gargoyle      RiverPark Structural        Strategic
                                                                    Hedged Value Fund           Alpha Fund             Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in Securities, at Value (Note 2)                         $    68,359                $   6,221             $    513,309
Purchased Options, at Value                                                   --                    1,132                       --
Deposits with Brokers for Futures and Options                                 92                    1,689                       --
Receivable for Capital Shares Sold                                            14                      127                   10,867
Prepaid Expenses                                                              15                       18                       25
Receivable for Dividend and Interest Income                                   50                       --                    9,641
Receivable for Investment Securities Sold                                    924                      327                    8,320
Unrealized Appreciation on Forward Foreign Currency Contracts                 --                       --                        9
Receivable for Variation Margin                                               --                       13                       --
                                                                     -----------                ---------             ------------
  Total Assets                                                            69,454                    9,527                  542,171
                                                                     -----------                ---------             ------------
Liabilities:
Written Options, at Value (Note 2)                                           562                      509                       --
Payable for Capital Shares Redeemed                                           32                       --                    1,203
Income Distribution Payable                                                   --                       --                      154
Payable for Investment Securities Purchased                                1,016                      177                   28,210
Payable Due to Shareholder Servicing Agent (Note 3)                            8                       --                      142
Payable Due to Adviser (Note 3)                                               47                        3                      269
Payable Due to Administrative Services Plan, Institutional
 Class Shares (Note 3)                                                         2                        3                        8
Payable Due to Administrative Services Plan, Retail Class
 Shares (Note 3)                                                               4                       --                       22
Payable Due to Administrator                                                   5                        1                       37
Payable Due to Trustees                                                        1                       --                        5
Chief Compliance Officer Fees Payable                                          1                       --                        1
Other Accrued Expenses                                                        19                        5                      164
                                                                     -----------                ---------             ------------
   Total Liabilities                                                       1,697                      698                   30,215
                                                                     -----------                ---------             ------------
Net Assets                                                           $    67,757                $   8,829             $    511,956
                                                                     ===========                =========             ============
Net Assets Consist of:
Paid-in Capital                                                      $    56,185                $   8,394             $    514,235
Undistributed Net Investment Income                                          180                       --                      932
Accumulated Net Realized Gain (Loss) on Investments,
 Purchased and Written Options and Futures Contracts                       2,461                      (94)                     580
Net Unrealized Appreciation (Depreciation) on Investments                  8,340                       --                   (3,800)
Net Unrealized Appreciation on Purchased and Written Options                 591                      477                       --
Net Unrealized Appreciation on Futures Contracts                              --                       52                       --
Net Unrealized Appreciation on Forward Foreign Currency
 Contracts                                                                    --                       --                        9
                                                                     -----------                ---------             ------------
Net Assets                                                           $    67,757                $   8,829             $    511,956
                                                                     ===========                =========             ============
Investments in Securities, at Cost                                   $    60,019                $   6,221             $    517,109
Purchased Options, at Cost                                                    --                      659                       --
Written Options, Premiums Received                                         1,153                      513                       --
Net Assets - Institutional Class Shares(1)                           $44,955,668               $8,002,561             $205,825,498
                                                                     ===========                =========             ============
Net Assets - Retail Class Shares(1)                                  $22,801,759                $ 826,041             $306,130,940
                                                                     ===========                =========             ============
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                            3,164,034                  761,896               20,052,338
                                                                     ===========                =========             ============
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
  (Unlimited Authorization -- No Par Value)                            1,610,778                   78,879               29,829,785
                                                                     ===========                =========             ============
Institutional Class Shares:
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class Shares                          $14.21                   $10.50                   $10.26
                                                                     ===========                =========             ============
Retail Class Shares:
Net Asset Value, Offering and Redemption
   Price Per Share -- Retail Class Shares                                 $14.16                   $10.47                   $10.26
                                                                     ===========                =========             ============

(1)  Shares and Net Assets have not been rounded.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Statements of Operations (000)                            [RIVERPARK FUNDS LOGO]
For the Year Ended
September 30, 2014
--------------------------------------------------------------------------------

                                                             RiverPark                         RiverPark            RiverPark
                                                               Large         RiverPark/       Short Term            Long/Short
                                                            Growth Fund    Wedgewood Fund    High Yield Fund      Opportunity Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:

Dividends                                                   $    588        $   14,137         $    411             $   1,602
Interest                                                          --                38           41,950                     2
Foreign Taxes Withheld                                            (1)               --               --                    --
                                                            ---------       ----------         --------             ----------
  Total Investment Income                                        587            14,175           42,361                 1,604
                                                            ---------       ----------         --------             ----------
Expenses:
Investment Advisory Fees (Note 3)                                345             9,940            5,836                 1,856
Shareholder Service Fees(1) (Note 3)                             107               967              595                   177
Administrative Services Fee, Institutional
 Class Shares (Note 3)                                            10               719              537                    34
Administrative Services Fee, Retail Class
 Shares (Note 3)                                                  55                --              284                    --
Administrator Fees (Note 3)                                       47             1,370              806                   111
Chief Compliance Officer Fees (Note 3)                             2                26               16                     3
Trustees' Fees (Note 3)                                            1                15                6                     1
Registration Fees                                                 34               181               47                    49
Transfer Agent Fees                                               22               626              371                    51
Professional Fees                                                  7               127               72                     9
Printing Fees                                                      5               129               72                    10
Custodian Fees                                                     2                23               19                     4
Dividend Expense                                                  --                --               --                 1,312
Stock Loan Fee                                                    --                --               --                   385
Insurance and Other Fees                                           3                79               66                    10
                                                            ---------       ----------         --------             ----------
  Total Expenses                                                 640            14,202            8,727                 4,012
                                                            ---------       ----------         --------             ----------
Fees Waived by Adviser (Note 3)                                   (3)               --               --                    --
Advisor Waiver Recapture (Note 3)                                 --                --               --                    88
                                                            ---------       ----------         --------             ----------
  Net Expenses                                                   637            14,202            8,727                 4,100
                                                            ---------       ----------         --------             ----------
Net Investment Income (Loss)                                     (50)             (27)           33,634                (2,496)
                                                            ---------       ----------         --------             ----------
Net Realized and Unrealized Gain (Loss):

Net Realized Gain (Loss) From:

  Investments                                                  1,861           103,981             (525)                7,383
  Purchased Options                                               --                --               --                     6
  Written Options                                                 --                --               --                    96
  Securities Sold Short                                           --                --               --               (10,021)
  Swaps Contracts                                                 --                --               --                   793
  Forward Foreign Currency Contracts                              --                --              (62)                   --
  Foreign Currency Transactions                                   --                --              (13)                   (3)
Net Change in Unrealized Appreciation
 (Depreciation) on:
  Investments                                                  2,989            83,754           (2,696)                6,179
  Purchased Options                                               --                --               --                   123
  Written Options                                                 --                --               --                  (125)
  Securities Sold Short                                           --                --               --                 1,676
  Forward Foreign Currency Contracts                              --                --              (56)                   --
  Foreign Currency Transactions                                   --                --                2                    --
                                                            ---------       ----------         --------             ----------
Net Realized and Unrealized Gain (Loss)                        4,850           187,735           (3,350)                6,107
                                                            ---------       ----------         --------             ----------
Net Increase in Net Assets Resulting from Operations        $  4,800        $  187,708         $ 30,284             $    3,611
                                                            =========       ==========         ========             ==========

(1)  Attributable to Retail Class Shares only.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Statements of Operations (000)                            [RIVERPARK FUNDS LOGO]
For the Year Ended
September 30, 2014
--------------------------------------------------------------------------------


                                                          RiverPark/Gargoyle      RiverPark Structural      RiverPark Strategic
                                                          Hedged Value Fund            Alpha Fund               Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                   $     880                $        --                $       53
Interest                                                           --                          3                    16,084
Foreign Taxes Withheld                                             (1)                        --                        --
                                                            ----------               -----------                 ----------
  Total Investment Income                                         879                          3                    16,137
                                                            ----------               -----------                 ----------
Expenses:
Investment Advisory Fees (Note 3)                                 458                        128                     1,602
Shareholder Service Fees(1) (Note 3)                               41                          2                       404
Administrative Services Fee, Institutional Class
 Shares (Note 3)                                                    8                          5                        40
Administrative Services Fee, Retail Class Shares
 (Note 3)                                                          20                          1                       216
Administrator Fees (Note 3)                                        45                          8                       218
Chief Compliance Officer Fees (Note 3)                              2                         --                         4
Trustees' Fees (Note 3)                                             1                         --                         6
Registration Fees                                                  38                         20                        73
Transfer Agent Fees                                                21                          4                        98
Professional Fees                                                   4                          1                        23
Printing Fees                                                       5                          1                        24
Custodian Fees                                                      3                          1                         7
Offering Costs                                                     --                         35                        58
Insurance and Other Fees                                            5                          1                         9
                                                            ----------               -----------                 ----------
  Total Expenses                                                  651                        207                      2,782
                                                            ----------               -----------                 ----------
Fees Waived by Adviser (Note 3)                                    --                        (44)                        --
Advisor Waiver Recapture (Note 3)                                  25                         --                         --
                                                            ----------               -----------                 ----------
  Net Expenses                                                    676                        163                      2,782
                                                            ----------               -----------                 ----------
Net Investment Income (Loss)                                      203                       (160)                    13,355
                                                            ----------               -----------                 ----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
  Investments                                                   5,008                         (3)                       711
  Purchased Options                                                --                      1,220                         --
  Written Options                                              (2,962)                      (597)                        --
  Futures Contracts                                                --                       (308)                        --
  Forward Foreign Currency Contracts                               --                         --                        (96)
  Foreign Currency Transactions                                    --                         --                        163
Net Change in Unrealized Appreciation (Depreciation) on:
  Investments                                                   2,329                         --                     (3,800)
  Purchased Options                                                --                        309                         --
  Written Options                                                 824                        (16)                        --
  Futures Contracts                                                --                         41                         --
  Forward Foreign Currency Contracts                               --                         --                          9
                                                            ----------               -----------                 ----------
Net Realized and Unrealized Gain (Loss)                         5,199                        646                     (3,013)
                                                            ----------               -----------                 ----------
Net Increase in Net Assets Resulting from Operations        $   5,402                $       486                 $   10,342
                                                            =========                ===========                 ==========

(1)  Attributable to Retail Class Shares only.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Statements of Changes in Net Assets (000)                 [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

                                                                        RiverPark Large Growth Fund       RiverPark/Wedgewood Fund
                                                                       -------------------------------------------------------------
                                                                        Year Ended      Year Ended       Year Ended     Year Ended
                                                                       September 30,   September 30,    September 30,  September 30,
                                                                            2014           2013              2014          2013
                                                                       -------------------------------------------------------------
Operations:
Net Investment Income (Loss)                                           $      (50)     $      28        $     (27)      $  (1,056)
Net Realized Gain from Investments                                          1,861            223          103,981             785
Net Change in Unrealized Appreciation on Investments                        2,989          5,176           83,754         136,807
                                                                       -----------     ---------        ----------      -----------
Net Increase in Net Assets Resulting from Operations                        4,800          5,427          187,708         136,536
                                                                       -----------     ---------        ----------      -----------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                                                  (15)            (7)              --              --
  Retail Class Shares                                                          (3)           (15)              --              --
Net Realized Gains:
  Institutional Class Shares                                                  (54)           (17)         (13,609)         (1,058)
  Retail Class Shares                                                        (228)           (74)          (5,917)           (540)
                                                                       -----------     ---------        ----------      -----------
Total Distributions to Shareholders                                          (300)          (113)         (19,526)         (1,598)
                                                                       -----------     ---------        ----------      -----------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                                             6,925          1,421          942,069         590,737
  Shares Issued as Reinvestment of Distributions                               69             24           10,874             755
  Shares Redeemed                                                            (194)            --         (201,353)       (132,831)
                                                                       -----------     ---------        ----------      -----------
Net Increase in Net Assets from Institutional Class
 Shares Transactions                                                        6,800          1,445          751,590         458,661
                                                                       -----------     ---------        ----------      -----------
Retail Class Shares:
  Shares Issued                                                            31,394         10,639          246,569         200,284
  Shares Issued as Reinvestment of Distributions                              231             89            5,873             536
  Shares Redeemed                                                          (8,198)        (4,154)        (442,969)        (66,330)
                                                                       -----------     ---------        ----------      -----------
Net Increase (Decrease) in Net Assets from Retail
 Class Shares Transactions                                                 23,427          6,574         (190,527)        134,490
                                                                       -----------     ---------        ----------      -----------
Net Increase in Net Assets from Capital Share Transactions                 30,227          8,019          561,063         593,151
                                                                       -----------     ---------        ----------      -----------
Net Increase in Net Assets                                                 34,727         13,333          729,245         728,089
Net Assets:
Beginning of Year                                                          32,520         19,187        1,180,687         452,598
                                                                       -----------     ---------        ----------      -----------
End of Year                                                            $  67,247       $ 32,520        $1,909,932      $1,180,687
                                                                       ===========     =========        ==========     ============
Undistributed Net Investment Income                                    $     271       $    110         $      --     $        --
                                                                       ===========     =========        ==========     ============
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                                               380             98           51,700          40,167
  Shares Issued as Reinvestment of Distributions                                4              2              639              54
  Shares Redeemed                                                             (10)            --          (11,262)         (8,834)
                                                                       -----------     ---------        ----------      -----------
Net Increase in Institutional Class Shares                                    374            100           41,077          31,387
                                                                       -----------     ---------        ----------      -----------
Retail Class Shares:
  Shares Issued                                                             1,745            737           14,010          13,521
  Shares Issued as Reinvestment of Distributions                               13              7              348              39
  Shares Redeemed                                                            (452)          (289)         (24,369)         (4,608)
                                                                       -----------     ---------        ----------      -----------
Net Increase (Decrease) in Retail Class Shares                              1,306           455           (10,011)          8,952
                                                                       -----------     ---------        ----------      -----------
Net Increase in Share Transactions                                          1,680           555            31,066          40,339
                                                                       ===========     =========        ==========     ============


Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Statements of Changes in Net Assets (000)                 [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

                                                                           RiverPark Short Term                  RiverPark
                                                                             High Yield Fund             Long/Short Opportunity Fund
                                                                       -------------------------------------------------------------
                                                                        Year Ended      Year Ended       Year Ended     Year Ended
                                                                       September 30,   September 30,    September 30,  September 30,
                                                                            2014           2013              2014          2013
                                                                       -------------------------------------------------------------
Operations:
Net Investment Income (Loss)                                           $   33,634      $  20,685        $  (2,496)      $  (1,164)
Net Realized Loss from Investments, Purchased and Written Options,
  Swap Contracts, Securities Sold Short, Forward Foreign Currency
  Contracts and Foreign Currency Transactions                                (600)        (2,507)          (1,746)         (4,634)
Net Change in Unrealized Appreciation (Depreciation) on
  Investments, Purchased and Written Options, Securities Sold Short,
  Forward Foreign Currency Contracts and Foreign Currency
  Transactions                                                             (2,750)        (1,829)           7,853           7,906
                                                                       -----------     ---------        ----------      -----------
Net Increase in Net Assets Resulting from Operations                       30,284         16,349            3,611           2,108
                                                                       -----------     ---------        ----------      -----------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                                              (25,294)       (11,095)              --              --
  Retail Class Shares                                                      (8,471)        (7,170)              --              --
Net Realized Gains:
  Institutional Class Shares                                                   --             --               --            (199)
  Retail Class Shares                                                          --             --               --             (48)
                                                                       -----------     ---------        ----------      -----------
Total Distributions to Shareholders                                       (33,765)       (18,265)              --            (247)
                                                                       -----------     ---------        ----------      -----------
Capital Share Transactions:
Institutional Class Shares:

  Shares Issued                                                           251,589        586,205          113,097          17,104
  Shares Issued as Reinvestment of Distributions                           20,189          9,555               --             198
  Shares Redeemed                                                        (175,906)      (107,432)         (31,196)        (10,742)
                                                                       -----------     ---------        ----------      -----------
Net Increase in Net Assets from Institutional Class Shares
 Transactions                                                              95,872        488,328           81,901           6,560
                                                                       -----------     ---------        ----------      -----------
Retail Class Shares:
  Shares Issued                                                            97,210        271,780           66,991          77,444
  Shares Issued as Reinvestment of Distributions                            8,258          7,025               --              47
  Shares Redeemed                                                        (165,435)       (90,065)        (128,129)        (11,112)
                                                                       -----------     ---------        ----------      -----------
Net Increase (Decrease) in Net Assets from Retail Class Shares
  Transactions                                                            (59,967)       188,740          (61,138)         66,379
                                                                       -----------     ---------        ----------      -----------
Net Increase in Net Assets from Capital Share Transactions                 35,905        677,068           20,763          72,939
                                                                       -----------     ---------        ----------      -----------
Net Increase in Net Assets                                                 32,424        675,152           24,374          74,800
Net Assets:
Beginning of Year                                                         873,077        197,925           99,096          24,296
                                                                       -----------     ---------        ----------      -----------
End of Year                                                            $  905,501      $ 873,077        $ 123,470       $  99,096
                                                                       ===========     =========        ==========     ============
Undistributed Net Investment Income (Accumulated Net Investment Loss)  $       38      $      29        $  (1,321)      $     237
                                                                       ===========     =========        ==========     ============
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                                            25,139         58,659           10,446           1,733
  Shares Issued as Reinvestment of Distributions                            2,021            958               --              21
  Shares Redeemed                                                         (17,577)       (10,756)          (2,881)         (1,084)
                                                                       -----------     ---------        ----------      -----------
Net Increase in Institutional Class Shares                                  9,583         48,861            7,565             670
                                                                       -----------     ---------        ----------      -----------
Retail Class Shares:
  Shares Issued                                                             9,731         27,217            6,240           7,882
  Shares Issued as Reinvestment of Distributions                              828            705               --               5
  Shares Redeemed                                                         (16,535)        (9,026)         (11,879)         (1,125)
                                                                       -----------     ---------        ----------      -----------
Net Increase (Decrease) in Retail Class Shares                             (5,976)        18,896           (5,639)          6,762
                                                                       -----------     ---------        ----------      -----------
Net Increase in Share Transactions                                          3,607         67,757            1,926           7,432
                                                                       ===========     =========        ==========     ============


Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Statements of Changes in Net Assets (000)                 [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

                                                                                                             RiverPark
                                                                        RiverPark/Gargoyle                   Structural
                                                                         Hedged Value Fund                   Alpha Fund
                                                                  ------------------------------------------------------------------
                                                                   Year Ended       Year Ended      Year Ended      Period Ended
                                                                  September 30,    September 30,   September 30,    September 30,
                                                                      2014            2013             2014            2013*
                                                                  ------------------------------------------------------------------

Operations:
Net Investment Income (Loss)                                        $       203       $      196       $  (160)       $    (37)
Net Realized Gain (Loss) from Investments, Purchased and
  Written Options and Futures Contracts                                   2,046              106           312             (51)
Net Change in Unrealized Appreciation on Investments,
  Purchased and Written Options and Futures Contracts                     3,153            5,194           334             195
                                                                    -----------       ----------       --------       ---------
Net Increase in Net Assets Resulting from Operations                      5,402            5,496           486             107
                                                                    -----------       ----------       --------       ---------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                                               (128)            (132)           --              --
  Retail Class Shares                                                       (32)             (14)           --              --
Net Realized Gains:
  Institutional Class Shares                                               (215)            (340)         (141)             --
  Retail Class Shares                                                       (78)             (37)          (17)             --
                                                                    -----------       ----------       --------       ---------
Total Distributions to Shareholders                                        (453)            (523)         (158)             --
                                                                    -----------       ----------       --------       ---------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                                          26,896              885         1,439           1,252
  Shares Issued in Connection with In-Kind Contribution
  (see Note 5)                                                               --               --            --           7,310
  Shares Issued as Reinvestment of Distributions                            298              468           141              --
  Shares Redeemed                                                        (5,815)          (2,257)       (2,004)           (547)
                                                                    -----------       ----------       --------       ---------
Net Increase (Decrease) in Net Assets from Institutional
 Class Shares Transactions                                               21,379             (904)         (424)          8,015
                                                                    -----------       ----------       --------       ---------
Retail Class Shares:
  Shares Issued                                                          21,116            9,589           798             891
  Shares Issued as Reinvestment of Distributions                            102               50            17              --
  Shares Redeemed                                                        (8,445)          (2,353)         (893)            (10)
                                                                    -----------       ----------       --------       ---------
Net Increase (Decrease) in Net Assets from Retail
Class Shares Transactions                                                12,773            7,286           (78)            881
                                                                    -----------       ----------       --------       ---------
Net Increase (Decrease) in Net Assets from Capital Share
 Transactions                                                            34,152            6,382          (502)          8,896
                                                                    -----------       ----------       --------       ---------
Net Increase (Decrease) in Net Assets                                    39,101           11,355          (174)          9,003
Net Assets:
Beginning of Period                                                      28,656           17,301         9,003              --
                                                                    -----------       ----------       --------       ---------
End of Period                                                       $    67,757       $   28,656       $ 8,829         $ 9,003
                                                                    ===========       ==========       ========       =========
Undistributed Net Investment Income                                 $       180       $      137       $    --         $    --
                                                                    ===========       ==========       ========       =========
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                                           1,940               79           141             125
  Shares Issued in Connection with In-Kind Contribution
   (see Note 5)                                                              --               --            --             731
  Shares Issued as Reinvestment of Distributions                             23               45            14              --
  Shares Redeemed                                                          (412)            (205)         (195)            (54)
                                                                    -----------       ----------       --------       ---------
Net Increase (Decrease) in Institutional Class Shares                     1,551              (81)          (40)            802
                                                                    -----------       ----------       --------       ---------
Retail Class Shares:
  Shares Issued                                                           1,520              843            78              88
  Shares Issued as Reinvestment of Distributions                              8                5             2              --
  Shares Redeemed                                                          (603)            (202)          (88)             (1)
                                                                    -----------       ----------       --------       ---------
Net Increase (Decrease) in Retail Class Shares                              925              646            (8)             87
                                                                    -----------       ----------       --------       ---------
Net Increase (Decrease) in Share Transactions                             2,476              565           (48)            889
                                                                    ===========       ==========       ========       =========


*   Fund commenced operations on June 28, 2013.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Statements of Changes in Net Assets (000)                 [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

                                                                                    RiverPark Strategic Income Fund
                                                                                -------------------------------------------
                                                                                   Year Ended              Period Ended
                                                                                September 30, 2014      September 30, 2013*
                                                                                -------------------------------------------
Operations:
Net Investment Income                                                           $      13,355          $        --
Net Realized Gain from Investments, Forward Foreign Currency Contracts and
  Foreign Currency Transactions                                                           778                   --
Net Change in Unrealized Depreciation on Investments and Forward Foreign
  Currency Contracts                                                                   (3,791)                  --
                                                                                --------------         -----------
Net Increase in Net Assets Resulting from Operations                                   10,342                   --
                                                                                --------------         -----------
Distributions to Shareholders From:
Net Investment Income:
  Institutional Class Shares                                                           (4,693)                  --
  Retail Class Shares                                                                  (7,924)                  --
Net Realized Gains:
  Institutional Class Shares                                                               (1)                  --
  Retail Class Shares                                                                      (3)                  --
                                                                                --------------         -----------
Total Distributions to Shareholders                                                   (12,621)                  --
                                                                                --------------         -----------
Capital Share Transactions:
Institutional Class Shares:
  Shares Issued                                                                       220,805                2,000
  Shares Issued as Reinvestment of Distributions                                        4,203                   --
  Shares Redeemed                                                                     (19,571)                  --
                                                                                --------------         -----------
Net Increase in Net Assets from Institutional Class Shares Transactions               205,437                2,000
                                                                                --------------         -----------
Retail Class Shares:
  Shares Issued                                                                       341,287                   75
  Shares Issued as Reinvestment of Distributions                                        7,865                   --
  Shares Redeemed                                                                     (42,429)                  --
                                                                                --------------         -----------
Net Increase in Net Assets from Retail Class Shares Transactions                      306,723                   75
                                                                                --------------         -----------
Net Increase in Net Assets from Capital Share Transactions                            512,160                2,075
                                                                                --------------         -----------
Net Increase in Net Assets                                                            509,881                2,075
Net Assets:
Beginning of Period                                                                     2,075                   --
                                                                                --------------         -----------
End of Period                                                                   $     511,956         $      2,075
                                                                                ==============         ===========
Undistributed Net Investment Income                                             $         932         $         --
                                                                                ==============         ===========
Shares Issued and Redeemed:
Institutional Class Shares:
  Shares Issued                                                                        21,338                  200
  Shares Issued as Reinvestment of Distributions                                          407                   --
  Shares Redeemed                                                                      (1,893)                  --
                                                                                --------------         -----------
Net Increase in Institutional Class Shares                                             19,852                  200
                                                                                --------------         -----------
Retail Class Shares:
  Shares Issued                                                                        33,156                    8
  Shares Issued as Reinvestment of Distributions                                          762                   --
  Shares Redeemed                                                                      (4,096)                  --
                                                                                --------------         -----------
Net Increase in Retail Class Shares                                                    29,822                    8
                                                                                --------------         -----------
Net Increase in Share Transactions                                                     49,674                  208
                                                                                ==============         ===========

*  Fund commenced operations on September 30, 2013.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Financial Highlights
For a Share Outstanding Throughout Each Period
For the Year or Period Ended September 30,

------------------------------------------------------------------------------------------------------------------------------------

                                     Net Asset     Net           Realized and                Dividends
                                     Value,        Investment    Unrealized      Total from  from Net   Distributions  Distributions
                                     Beginning of  Income        Gains (Losses)  Investment  Investment from Net       from Return
                                     Period        (Loss)(1)     on Investments  Operations  Income     Realized Gains of Capital
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund
  Institutional Class Shares
    2014                             $  16.28      $  0.02        $  2.21       $    2.23     $ (0.04)    $  (0.13)      $     --
    2013                                13.27         0.05           3.04            3.09       (0.02)       (0.06)            --
    2012                                10.09         0.01           3.17            3.18          --           --             --
    2011                                10.00        (0.01)          0.16(2)         0.15          --           --          (0.06)
  Retail Class Shares
    2014                             $  16.18      $ (0.03)       $  2.19       $    2.16     $    --(3)  $  (0.13)      $     --
    2013                                13.21         0.01           3.03            3.04       (0.01)       (0.06)            --
    2012                                10.07        (0.03)          3.17            3.14          --           --             --
    2011                                10.00        (0.04)          0.16(2)         0.12          --           --          (0.05)
RiverPark/Wedgewood Fund
  Institutional Class Shares
    2014                              $ 16.21      $  0.01        $  2.41       $    2.42     $    --     $  (0.26)      $     --
    2013                                13.88        (0.01)          2.38            2.37          --        (0.04)            --
    2012                                10.32        (0.05)          3.61            3.56          --           --             --
    2011                                10.00        (0.06)          0.40(2)         0.34          --(3)        --          (0.02)
  Retail Class Shares
    2014                              $ 16.09      $ (0.03)       $  2.41       $    2.38     $    --      $ (0.26)      $     --
    2013                                13.82        (0.05)          2.36            2.31          --        (0.04)            --
    2012                                10.30        (0.08)          3.60            3.52          --           --             --
    2011                                10.00        (0.09)          0.40(2)         0.31          --           --          (0.01)
RiverPark Short Term High Yield Fund
  Institutional Class Shares
    2014                              $  9.98      $  0.38        $ (0.04)      $    0.34     $ (0.38)     $    --         $   --
    2013                                10.01         0.39          (0.07)           0.32       (0.35)          --             --
    2012                                 9.88         0.44           0.08            0.52       (0.39)          --             --
    2011                                10.00         0.47          (0.15)           0.32       (0.44)          --             --
  Retail Class Shares
    2014                              $  9.97      $  0.36        $ (0.05)      $    0.31     $ (0.36)     $    --         $   --
    2013                                 9.99         0.37          (0.06)           0.31       (0.33)          --             --
    2012                                 9.88         0.42           0.06            0.48       (0.37)          --             --
    2011                                10.00         0.43          (0.13)           0.30       (0.42)          --             --

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------



                                                                                                              [RIVERPARK FUNDS LOGO]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Ratio of Total  Ratio of Net
               Net Asset                                       Ratio of Net        Expenses to     Investment
Total          Value, End                  Net Assets, End of  Expenses to         Average         Income (Loss) to   Portfolio
Distributions  of Period   Total Return++  Period (000)        Average Net Assets  Net Assets      Average Net Assets Turnover Rate
------------------------------------------------------------------------------------------------------------------------------------
$  (0.17)      $  18.34       13.75%+         $   13,954            1.00%(4)           0.98%           0.13%                33%
   (0.08)         16.28       23.46+               6,299            1.00                1.06           0.32                  45
      --          13.27       31.52+               3,804            1.00                2.78           0.08                  24
   (0.06)         10.09        1.44+               2,667            1.00                9.08          (0.10)                 73

$  (0.13)      $  18.21       13.44%+         $   53,293            1.25%               1.26%         (0.14)%                33%
   (0.07)         16.18       23.15+              26,221            1.25                1.31           0.06                  45
      --          13.21       31.18+              15,383            1.25                1.74          (0.20)                 24
   (0.05)         10.07        1.19+                 231            1.25                9.76          (0.32)                 73

$  (0.26)      $  18.37       15.04%          $1,700,475            0.88%               0.88%          0.06%                 24%
   (0.04)         16.21       17.15              834,476            0.92(4)             0.89          (0.06)                 20
      --          13.88       34.50+             279,016            1.00                1.03          (0.40)                 24
   (0.02)         10.32        3.37+              33,004            1.00                2.83          (0.59)                 48

$  (0.26)      $  18.21       14.91%           $ 209,457            1.05%               1.05%         (0.17)%                24%
   (0.04)         16.09       16.79              346,211            1.17(4)             1.14          (0.32)                 20
      --          13.82       34.17+             173,582            1.25                1.27          (0.64)                 24
   (0.01)         10.30        3.12+                 241            1.25                3.71          (0.78)                 48

$  (0.38)      $   9.94        3.48%           $ 680,443            0.90%               0.90%          3.81%                195%
   (0.35)          9.98        3.39              587,334            0.99(4)             0.94           3.88                 390
   (0.39)         10.01        5.32+             100,224            1.00                1.12           4.42                 611
   (0.44)          9.88        3.27+              18,883            1.00                2.12           4.69                 454

$  (0.36)      $   9.92        3.02%           $ 225,058            1.18%               1.18%          3.62%                195%
   (0.33)          9.97        3.14              285,742            1.25(4)             1.21           3.75                 390
   (0.37)          9.99        4.88+              97,701            1.25                1.32           4.23                 611
   (0.42)          9.88        3.06+               6,083            1.25                2.18           4.28                 454

+ Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.

++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(1)  Per share data was calculated using average shares for the period.

(2) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)  Amount represents less than $0.01 per share.

(4)  Ratio includes previously waived investment advisory fees recovered.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Financial Highlights
For a Share Outstanding Throughout Each Period
For the Year or Period Ended September 30,

------------------------------------------------------------------------------------------------------------------------------------

                                             Net         Realized and
                           Net Asset Value,  Investment  Unrealized Gains  Total from  Dividends from  Distributions
                           Beginning of      Income      (Losses) on       Investment  Net Investment  from Net        Total
                           Period            (Loss) (4)  Investments       Operations  Income          Realized Gains  Distributions

------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund
  Institutional Class Shares
    2014                      $  10.10       $  (0.21)      $  0.62          $  0.41      $   --         $     --       $     --
    2013                         10.14          (0.22)         0.27             0.05          --            (0.09)         (0.09)
    2012(1)                      10.00          (0.13)         0.27             0.14          --               --             --
  Retail Class Shares
    2014                      $  10.08       $  (0.22)      $  0.60          $  0.38      $   --         $     --       $     --
    2013                         10.13          (0.23)         0.27             0.04          --            (0.09)         (0.09)
    2012(1)                      10.04          (0.13)         0.22             0.09          --               --             --
RiverPark/Gargoyle Hedged Value Fund
  Institutional Class Shares
    2014                      $  12.47       $   0.07       $  1.83          $  1.90      $(0.06)        $  (0.10)      $  (0.16)
    2013                          9.97           0.10          2.69             2.79       (0.08)           (0.21)         (0.29)
    2012(2)                      10.00           0.05         (0.08)(5)        (0.03)         --               --             --
  Retail Class Shares
    2014                      $  12.44       $   0.03       $ 1.83           $  1.86      $(0.04)        $  (0.10)      $  (0.14)
    2013                          9.96           0.06         2.70              2.76       (0.07)           (0.21)         (0.28)
    2012(2)                       9.83           0.05         0.08              0.13          --               --             --
RiverPark Structural Alpha Fund
  Institutional Class Shares
    2014                      $  10.12       $  (0.18)      $ 0.73           $  0.55      $   --         $  (0.17)      $  (0.17)
    2013(3)                      10.00          (0.05)        0.17              0.12          --               --             --
  Retail Class Shares
    2014                      $  10.12       $  (0.20)      $ 0.72           $  0.52      $   --         $  (0.17)      $  (0.17)
    2013(3)                      10.00          (0.05)        0.17              0.12          --               --             --
RiverPark Strategic Income Fund
  Institutional Class Shares
    2014                      $  10.00       $   0.59       $ 0.12(11)       $  0.71      $(0.45)        $     --(10)    $ (0.45)
  Retail Class Shares
    2014                      $  10.00       $   0.55       $ 0.14(11)       $  0.69      $(0.43)        $     --(10)    $ (0.43)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                                                              [RIVERPARK FUNDS LOGO]
------------------------------------------------------------------------------------------------------------------------------------
                                                      Ratio of Net          Ratio of Total
                                                      Expenses to Average   Expenses to Average   Ratio of Net
                                                      Net Assets, Including Net Assets, Including Investment Income
Net Asset Value,                  Net Assets,         Dividend Expense and  Dividend Expense and  (Loss) to Average   Portfolio
End of Period    Total Return++   End of Period (000) Stock Loan Fee        Stock Loan Fee        Net Assets          Turnover Rate
------------------------------------------------------------------------------------------------------------------------------------
$   10.51           4.06%         $   107,276               3.22%(8)(9)         3.16%                (1.99)%               59%
    10.10           0.55+              26,686               3.46(7)             3.60                 (2.22)                56
    10.14           1.40+              19,994               3.49(6)             4.12                 (2.61)                20

$   10.46           3.77%         $    16,194               3.37% (8) (9)       3.29%                (2.03)%               59%
    10.08           0.45+              72,410               3.61(7)             3.71                 (2.32)                56
    10.13           0.90+               4,302               3.68(6)             4.18                 (2.78)                20

$   14.21          15.32%         $    44,955               1.25%(9)            1.17%                 0.48%                42%
    12.47          28.54+              20,123               1.25                1.52                  0.92                 66
     9.97          (0.30)+             16,899               1.25                1.94                  1.28                 29

$   14.16          15.03%         $    22,802               1.50%(9)            1.52%                 0.23%                42%
    12.44          28.42+               8,533               1.50                1.67                  0.54                 66
     9.96           1.32+                 402               1.50                1.99                  1.35                 29

$   10.50           5.46%+        $     8,003               1.75%               2.22%                (1.72)%                0%(12)
    10.12           1.20+               8,118               1.75                2.99                 (1.73)                 0

$   10.47           5.16%+        $       826               2.00%               2.56%                (1.97)%                0%(12)
    10.12           1.20+                 885               2.00                3.32                 (1.98)                 0

$   10.26           7.16%         $   205,825               0.91%               0.91%                 5.67%                61%

$   10.26           6.93%         $   306,131               1.24%               1.24%                 5.29%                61%

+ Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.

++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(1) Institutional Class Shares commenced operations on March 30, 2012 and Retail Class Shares commenced operations on April 3, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(2) Institutional Class Shares commenced operations on April 30, 2012 and Retail Class Shares commenced operations on May 4, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(3) Commenced operations on June 28, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(4)  Per share data was calculated using average shares for the period.

(5) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(6) Dividend expense and stock loan fee totaled 1.64% of average net assets for the year ended September 30, 2012. Had these expenses not been included in the ratios would have been 1.85% and 2.00%, respectively.

(7) Dividend expense and stock loan fee totaled 1.61% of average net assets for the year ended September 30, 2013. Had these expenses not been included in the ratios would have been 1.85% and 2.00%, respectively.

(8) Dividend expense and stock loan fee totaled 1.37% of average net assets for the year ended September 30, 2014. Had these expenses not been included in the ratios would have been 1.85% and 2.00%, respectively.

(9)  Ratios include previously waived investment advisory fees recovered.

(10) Amount represents less than $0.01 per share.

(11) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(12) Note that the ratio is zero due to not having any long-term securities.



    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2014
--------------------------------------------------------------------------------

1. Organization

RiverPark Funds Trust (the "Trust"), was formed on June 22, 2010 as an open-end registered management investment company under the Investment Act of 1940. As of September 30, 2014, the Trust was comprised of seven funds: the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark/Gargoyle Hedged Value Fund, RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund (each a "Fund" and collectively the "Funds"). The investment objective of the RiverPark Large Growth Fund and RiverPark/Wedgewood Fund is to seek long term capital appreciation. The investment objective of the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund is to seek high current income and capital appreciation consistent with the preservation of capital. The investment objective of the RiverPark Long/Short Opportunity Fund is to seek long-term capital appreciation while managing downside volatility. The investment objective of the RiverPark/Gargoyle Hedged Value Fund is to seek long-term capital appreciation while exposing investors to less volatility than in a stand-alone stock portfolio. The investment objective of the RiverPark Structural Alpha Fund is to seek long-term capital appreciation while exposing investors to less risk than broad stock market indices. Each of the Funds is diversified with the exception of the RiverPark/Wedgewood Fund which is non-diversified. Each Fund is registered to offer Institutional Class Shares and Retail Class Shares. Each of the Funds, except the RiverPark Short Term High Yield Fund, has registered Class C Shares but they are not intended to be offered at this time. Each class differs as to ongoing fees. The RiverPark Short Term High Yield Fund was closed to new investors on June 21, 2013.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments -- Securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day for the New York Stock Exchange ("NYSE"). If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith through consideration of other factors in accordance with procedures adopted by, and under the general supervision of, the Board of Trustees ("the Board").

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars on the valuation date. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each day the NYSE is open for business (a "Business Day"). In addition, European or Far Eastern securities trading generally or in a particular country or countries

--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund's calculation of net assets unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

In accordance with the authoritative guidance on fair value measurement and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

o Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

o Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of the investment classification, refer to the Schedules of Investments, Schedule of Securities Sold Short, Schedules of Open Options Purchased and Schedules of Open Options Written.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities. It is the Funds' policy to recognize transfers into and out of Levels at the end of the reporting period.

For the year ended September 30, 2014, there were no significant changes to the Funds' fair value methodologies.

Securities Sold Short -- As consistent with the RiverPark Long/Short Opportunity Fund's investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short by the Fund would not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets. A short sale is the sale by a fund of a security which it does not own in anticipation of purchasing the same security in the future. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a fee, which is shown as an expense for financial reporting


--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2014
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

purposes. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will maintain a segregated account with its custodian containing marginable securities. The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of marginable assets (for example, long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Written/Purchased Options -- Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes. Each Fund may also write and sell covered call and put options and purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. Additionally, RiverPark Long/Short Opportunity Fund, RiverPark/Gargoyle Hedged Value Fund and RiverPark Structural Alpha Fund may sell uncovered call options on securities and stock indices.

The RiverPark Long/Short Opportunity Fund, RiverPark/Gargoyle Hedged Value Fund, RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund may invest up to 50% of the value of their assets, represented by premiums paid, to purchase call and put options on securities and securities indices. The Funds may write covered call and put options on securities and securities indices, so long as the aggregate nominal value does not exceed 200% of the value of its assets. The RiverPark Structural Alpha Fund may purchase or sell options or option spreads, so long as the aggregate net notional value does not exceed 125%, and the gross notional value does not exceed 250% of the value of its assets.

An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Purchased and written equity and index options transactions entered into during the year ended September 30, 2014 are summarized as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                        Purchased Options                           Written Options
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund            Number of Contracts      Cost         Number of Contracts      Premiums Received
------------------------------------------------------------------------------------------------------------------------------------
Balance at the beginning of the year ........             20         $   65,869                20             $      23,820
Written .....................................             --                 --             1,385                 1,565,551
Purchased ...................................          3,666          1,912,836                --                        --
Received/Assigned. ..........................            288                 --                --                        --
Expired .....................................         (2,744)           (68,490)               --                        --
Closing buys ................................             --                --               (188)                 (112,558)
Sold ........................................            (20)           (65,869)               --                        --
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the year                         1,210         $1,844,346             1,217             $   1,476,813
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RiverPark/Gargoyle Hedged Value Fund                   Purchased Options                           Written Options
------------------------------------------------------------------------------------------------------------------------------------
                                                 Number of Contracts      Cost         Number of Contracts      Premiums Received
------------------------------------------------------------------------------------------------------------------------------------
Balance at the beginning of the year ........           --              $   --                 191              $     353,422
Written .....................................           --                  --               5,329                 10,166,673
Expired .....................................           --                  --                (147)                  (274,754)
Closing buys ................................           --                  --              (4,709)                (9,091,901)
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the year                         --               $   --                 664              $   1,153,440
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RiverPark Structural Alpha Fund                        Purchased Options                           Written Options
------------------------------------------------------------------------------------------------------------------------------------
                                                 Number of Contracts      Cost         Number of Contracts      Premiums Received
----------------------------------------------------------------------------------------------------------- ------------------------
Balance at the beginning of the year ........              78           $ 782,376             186              $    621,099
Written .....................................              --                  --           1,320                   971,660
Purchased ...................................             192             655,427              --                        --
Expired .....................................             (38)           (103,061)           (677)                 (529,777)
Executed. ...................................              --                  --            (100)                   (2,141)
Closing buys ................................              --                  --            (464)                 (548,243)
Sold ........................................             (60)           (676,229)             --                        --
------------------------------------------------------------------------------------------------------------------------------------
Balance at the end of the year                            172           $ 658,513             265              $    512,598
------------------------------------------------------------------------------------------------------------------------------------

Purchased and written options held as of September 30, 2014 are disclosed separately on the Statements of Assets and Liabilities. The realized and unrealized gain (loss) from options purchased and written options are disclosed separately on the Statements of Operations.

All written options and purchased options have equity risk exposure. Additionally, all written options and purchased options held as of September 30, 2014 are exchange-traded and therefore no right of offset exists.

Swap Agreements -- The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund's restrictions on investments in foreign securities.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. A Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund


--------------------------------------------------------------------------------

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Notes to Financial Statements
September 30, 2014
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must "set aside" liquid assets, or engage in other appropriate measures to "cover" its obligation under the swap contract.

All swaps held by the RiverPark Long/Short Opportunity Fund during the year ended September 30, 2014 had equity risk exposure.

Swaps are marked-to-market daily and are valued at the unrealized appreciation or depreciation on the instrument based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gains or losses. The total return swaps reset monthly, as such there was $0 unrealized appreciation (depreciation) as of September 30, 2014. The total return swaps that the RiverPark Long/Short Opportunity Fund transacts in are subject to a netting arrangement.

During the year ended September 30, 2014, the RiverPark Long/Short Opportunity Fund purchased 279,417 swap contracts and closed 229,659 swap contracts for a realized gain of $792,700 with 187,210 swap contracts outstanding. This turnover is inclusive of monthly swap resets, swap expirations and swap transactions with the counterparty. The open swap contracts are collateralized by $500,000 in cash.

Futures and Options on Futures on Stock Indices -- The RiverPark Structural Alpha Fund intends to use futures and may use options on futures. The use of futures involves the risk that the futures contract may temporarily not correlate with the underlying index on which it is based. Additionally, futures contracts are leveraged vehicles where limited amounts of capital can expose the Fund to significant exposure to changes in the underlying index. Options on futures involve the risks associated with futures as well as the risks associated with using index options. When options are purchased over-the-counter, the Fund will bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its positions. The options contracts are fully collateralized by securities pledged and $902,128 in cash.


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                                       50

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Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument. Such unrealized is included as a component of the net assets on the Statement of Assets and Liabilities. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. As of September 30, 2014, the RiverPark Structural Alpha Fund has open futures contracts and during the year ended, all futures contracts held had equity risk exposure. For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the Schedule of Investments, are representative of the volume of activity during the year. The realized and unrealized gain (loss) from futures contracts are disclosed separately on the Statements of Operations. Additionally, all futures contracts held are exchange-traded and therefore no right of offset exists. In addition to collateral noted on the Schedule of Investments, the futures contracts are also collateralized by $798,573 in cash.

Master Limited Partnerships -- The Funds may invest in master limited partnerships ("MLPs"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds' shares.

Investment Transactions -- Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income and expenses and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date. Withholding taxes on foreign dividends have been provided


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                                       51

Notes to Financial Statements
September 30, 2014
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

for in accordance with the Funds' understanding of the applicable country's tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Defaulted Investments -- Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Organization and Offering Costs -- Offering costs for RiverPark Structural Alpha Fund and RiverPark Strategic Income Fund, including the cost of printing the initial prospectus and registration fees, were amortized to expense over a twelve month period. As of September 30, 2014, all offering costs were fully amortized.

Expenses -- Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund's do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts -- Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts ("forward contracts") in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk -- the risk of loss due to a decline in the value of the hedged currencies -- at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of September 30, 2014, the RiverPark Strategic Income Fund held a forward contract. It is the Funds' policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counterparty to the forward contracts. In accordance with this policy, unrealized appreciation and depreciation as of September 30, 2014 are presented in unrealized appreciation or unrealized depreciation on forward foreign currency contracts on the Statements of Assets and Liabilities. Realized and unrealized


--------------------------------------------------------------------------------

                                       52

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gains (losses) on forward contracts are disclosed separately on the Statements of Operations. For the year ended September 30, 2014, the total amount of open forward foreign currency contracts, as presented in the Schedules of Investments, are representative of the volume of activity for this derivative type during the year.

All forward foreign currency contracts held by the RiverPark Strategic Income Fund during the year ended September 30, 2014 had currency risk exposure.

Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and paid to shareholders annually for the RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Long/Short Opportunity Fund, RiverPark/Gargoyle Hedged Value Fund and RiverPark Structural Alpha Fund and declared and paid monthly for the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Income Taxes -- Each Fund intends to qualify or continue to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of, and changes to, tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2014, the Funds did not have a tax liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any significant interest or penalties.

3. Agreements

Investment Advisory Agreement -- RiverPark Advisors, LLC ("RiverPark") serves as the Funds' investment adviser (the "Adviser"). For the services it provides to the Funds, the Adviser receives a fee, which is calculated daily and paid monthly at the following annual rate: 0.65% for the RiverPark Large Growth Fund, the RiverPark/Wedgewood Fund, the RiverPark Short Term High Yield Fund and the RiverPark Strategic Income Fund, 1.50% for the RiverPark Long/Short Opportunity Fund, 0.90% for the RiverPark/Gargoyle Hedged Value Fund and 1.40% for the RiverPark Structural Alpha Fund.

The Adviser has agreed contractually to waive its fees and to absorb expenses of each Fund through January 31, 2015 to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.00% for the Institutional Class Shares and 1.25% for the Retail Class Shares of the Fund's average net assets for the RiverPark Large Growth Fund, the RiverPark/Wedgewood Fund, the RiverPark Short Term High Yield Fund, and the RiverPark Strategic Income Fund, 1.85% for the Institutional Class Shares and 2.00% for the Retail Class Shares of the Fund's average net assets for the RiverPark Long/Short Opportunity Fund, 1.25% for the Institutional Class Shares and 1.50% for the Retail Class Shares of the Fund's average net assets for the


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                                       53

Notes to Financial Statements
September 30, 2014
--------------------------------------------------------------------------------

3. Agreements (continued)

RiverPark/Gargoyle Hedged Value Fund and 1.75% for the Institutional Class Shares and 2.00% for the Retail Class Shares of the Fund's average net assets for the RiverPark Structural Alpha Fund. The Funds have each agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time the fees were waived or Fund expenses were absorbed, to be exceeded. This arrangement will remain in effect unless and until the Board approves its modification or termination.

The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rate of 1.00% for the Institutional Class Shares and 1.25% for the Retail Class Shares for RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rate of 1.85% for the Institutional Class Shares and 2.00% for the Retail Class Shares for RiverPark Long/Short Opportunity Fund. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rate of 1.25% for the Institutional Class Shares and 1.50% for the Retail Class Shares for RiverPark/Gargoyle Hedged Value Fund. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rate of 1.75% for the Institutional Class Shares and 2.00% for the Retail Class Shares for RiverPark Structural Alpha Fund.

As of September 30, 2014, the Adviser may in the future seek reimbursement of previously waived fees for the Funds as follows:


FUND                                            EXPIRING 2015      EXPIRING 2016      EXPIRING 2017        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund                     $   70,738         $   15,930         $  5,254         $   91,922
RiverPark Long/Short Opportunity Fund                   --             19,491               --             19,491
RiverPark/Gargoyle Hedged Value Fund                16,421             58,070            5,028             79,519
RiverPark Structural Alpha Fund                         --             26,858           43,658             70,516

For the year ended September 30, 2014, the Adviser recaptured previously waived fees of $2,042 for the RiverPark Large Growth Fund, $87,653 for the RiverPark Long/Short Opportunity Fund and $29,841 for the RiverPark/Gargoyle Hedged Value Fund.

RiverPark provides day-to-day portfolio management services to the RiverPark Large Growth Fund, RiverPark Long/Short Opportunity Fund and RiverPark Structural Alpha Fund and oversees the day-to-day portfolio management services provided by Wedgewood Partners, Inc. ("Wedgewood"), as sub-adviser to the RiverPark/Wedgewood Fund; Cohanzick Management, LLC ("Cohanzick"), as sub-adviser to the RiverPark Short Term High Yield Fund and the RiverPark Strategic Income Fund; and Gargoyle Investment Advisor LLC ("Gargoyle"), as sub-adviser to the RiverPark/Gargoyle Hedged Value Fund. With regard to the RiverPark Large Growth Fund, RiverPark Long/Short Opportunity Fund and RiverPark Structural Alpha Fund, the Adviser has discretion to purchase and sell securities in accordance with these Funds' objectives, policies, and restrictions. This investment discretion has been delegated by the Adviser to Wedgewood, Cohanzick and Gargoyle with regard to each respective Fund to which such parties serve as sub-adviser. The Adviser pays the sub-advisers a monthly fee based upon the net assets managed by such sub-adviser from the management fee paid to the Adviser pursuant to the Investment Advisory Agreement. The Funds are not responsible for the payment of the sub-advisory fees.


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                                       54

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In consideration for an exchange of equity between RiverPark and Wedgewood in
July 2013, RiverPark and Wedgewood are considered to be affiliates. For its services as sub-adviser to the RiverPark/Wedgewood Fund, Wedgewood is entitled to a fee to be paid from RiverPark's adviser fee, and such fee is calculated daily and paid monthly at an annual rate of 0.325% of RiverPark/Wedgewood Fund's average net assets in excess of $50,000,000.

Administrator, Custodian and Transfer Agent -- SEI Investments Global Funds Services (the "Administrator") serves as the Funds' administrator pursuant to an Administration Agreement under which the Administrator provides administrative and accounting services for an annual fee equal to 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% of any amount above $1 billion of the Funds' average daily net assets, subject to a minimum annual fee.

Brown Brothers Harriman & Co. (the "Custodian") serves as the Funds' custodian pursuant to a Custodian Agreement. DST Systems, Inc. (the "Transfer Agent") serves as the Funds' transfer agent pursuant to an Agency Agreement.

Distribution Agreement -- SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator (the "Distributor") serves as the Funds' distributor pursuant to a Distribution Agreement.

The Trust has adopted a shareholder services plan under which a shareholder servicing fee may be paid at an annual rate of up to 0.25% of average daily net assets attributable to Retail Class Shares and Institutional Class Shares of the Funds to banks and their affiliates and other institutions, including broker-dealers, as compensation for providing non-distribution related shareholder services. Aggregate compensation for the Institutional Class Shares will not exceed on an annual basis 0.15% of the average daily net assets of such class. As of September 30, 2014, there were no shareholder servicing fees charged to Institutional Class Shares.

The Trust has adopted an administrative services plan under which each Fund may pay a non-distribution related administrative services fee at an annual rate of up to 0.20% (currently set at 0.15%) and 0.15% of the average daily net assets of the Retail Class Shares and Institutional Class Shares, respectively, to financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs who provide administrative, recordkeeping and support servicing to their customers.

Other -- Certain officers and a Trustee of the Trust are also officers of the Adviser and the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff are paid for by the Funds as incurred. The services include regulatory oversight of the Trust's Adviser, sub-advisers and service providers as required by SEC regulations.

4. Investment Transactions

The cost of security purchases and proceeds from security sales and maturities, other than short-term investments, short sales, purchases to cover, written and purchased options, and short-term securities for the year ended September 30, 2014, were as follows:


--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2014
--------------------------------------------------------------------------------

4. Investment Transactions (continued)

                                                            Proceeds from Sales
Fund                                   Purchases (000)      and Maturities (000)
--------------------------------------------------------------------------------
RiverPark Large Growth Fund             $    43,991          $    16,638
RiverPark/Wedgewood Fund                    809,563              341,489
RiverPark Short Term High Yield Fund      1,041,047              427,798
RiverPark Long/Short Opportunity Fund        81,454               73,959
RiverPark/Gargoyle Hedged Value Fund         53,415               21,781
RiverPark Structural Alpha Fund                 875                  870
RiverPark Strategic Income Fund             488,999               99,218

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2014.

5. In-Kind Contributions

As part of the Fund conversion on June 28, 2013, the RiverPark Structural Alpha Fund received an in-kind contribution from the Wavecrest Partners Fund I L.P., which consisted of $7,310,149 of cash, purchased and written options and index futures, which were recorded at their then current value. As a result of the in-kind contribution, the RiverPark Structural Alpha Fund issued 731,015 Institutional Class Shares at a $10 per share net asset value.

The in-kind contribution was treated as a taxable transaction for federal income tax purposes.

6. Federal Tax Information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly the following permanent differences are primarily attributable to basis adjustments on carryover securities, distribution reclassifications, net operating losses, losses on paydowns, investments in swaps, currency transactions and REIT adjustments which have been classified to/from the following components of net assets (000):

                                           Undistributed       Accumulated
                                           Net Investment        Realized
Fund                                       Income (Loss)       Gain (Loss)      Paid-In Capital
--------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund                 $   229            $ (229)          $    --
RiverPark/Wedgewood Fund                         27               (27)               --
RiverPark Short Term High Yield Fund            140              (140)               --
RiverPark Long/Short Opportunity Fund           938              (531)             (407)
RiverPark/Gargoyle Hedged Value Fund             --               195              (195)
RiverPark Structural Alpha Fund                 160              (160)               --
RiverPark Strategic Income Fund                 194              (194)               --

These reclassifications have no impact on net assets or net asset value per share.


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                                       56

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                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

The tax character of dividends and distributions declared during the last two years or periods ended September 30, 2014, was as follows (000):

                                           Ordinary       Long-Term
Fund                                       Income         Capital Gain     Total
--------------------------------------------------------------------------------
RiverPark Large Growth Fund
  2014                                    $ 204           $    96      $     300
  2013                                       69                44            113
RiverPark/Wedgewood Fund
  2014                                    5,539            13,987         19,526
  2013                                    1,598                --          1,598
RiverPark Short Term High Yield Fund
  2014                                   33,765                --         33,765
  2013                                   18,265                --         18,265
RiverPark Long/Short Opportunity Fund
  2013                                      161                86            247
RiverPark/Gargoyle Hedged Value Fund
  2014                                      254               199            453
  2013                                      296               227            523
RiverPark Structural Alpha Fund
  2014                                       20               138            158
RiverPark Strategic Income Fund
  2014                                   12,621                --         12,621

As of September 30, 2014 the components of distributable earnings/(accumulated losses) on a tax basis were as follows (000):




                                      Undistributed Undistributed
                                        Ordinary     Long-Term    Capital Loss  Post-October Late-Year
                                         Income     Capital Gain  Carryforward    Losses     Loss Deferral
                                      -----------------------------------------------------------------------
RiverPark Large Growth Fund            $     858 $      769        $      --    $     --    $      --
RiverPark/Wedgewood Fund                  31,640     55,325               --          --           --
RiverPark Short Term High Yield Fund          38         --               --        (894)          --
RiverPark Long/Short Opportunity Fund         --         --           (2,117)     (1,404)      (2,084)
RiverPark/Gargoyle Hedged Value Fund         180      3,074               --          --           --
RiverPark Structural Alpha Fund               79        298               --          --           --
RiverPark Strategic Income Fund            1,548         --               --          --           --





                                                                             Total
                                                                         Distributable
                                              Unrealized       Other        Earnings
                                              Appreciation    Temporary  (Accumulated
                                              (Depreciation) Differences    Losses)
                                             -------------------------------------------

RiverPark Large Growth Fund                    $   9,535     $      --       $  11,162
RiverPark/Wedgewood Fund                         259,989            --         346,954
RiverPark Short Term High Yield Fund              (4,385)           --          (5,241)
RiverPark Long/Short Opportunity Fund             14,893        (1,902)          7,386
RiverPark/Gargoyle Hedged Value Fund               8,975          (657)         11,572
RiverPark Structural Alpha Fund                       58            --             435
RiverPark Strategic Income Fund                   (3,817)          (10)         (2,279)




Post-October losses represent losses realized on investment transactions from November 1, 2013, through September 30, 2014, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2014 through September 30, 2014 and specified losses realized on investment transactions from November 1, 2013 through September 30, 2014. The RiverPark Long/Short Opportunity Fund elects to defer the late-year loss and to treat it as having arisen in the following fiscal year.


--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2014
--------------------------------------------------------------------------------

6. Federal Tax Information (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards under the new provisions are as follows (000):


Fund                                    Short Term Loss   Long Term Loss   Total
--------------------------------------------------------------------------------
RiverPark Long/Short Opportunity Fund      $ 2,117          $ --         $ 2,117

During the year ended September 30, 2014, the RiverPark Short Term High Yield Fund utilized capital loss carryforwards to offset capital gains as follows
(000):

FUND
--------------------------------------------------------------------------------
RiverPark Short Term High Yield Fund ..................................    $ 112

For federal income tax purposes, the cost of securities owned at September 30, 2014, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds, excluding securities sold short and purchased and written options, at September 30, 2014, were as follows
(000):


                                                                     Aggregate             Aggregate
                                                                       Gross                 Gross              Net Unrealized
                                               Federal Tax           Unrealized            Unrealized           Appreciation
Fund                                              Cost              Appreciation          Depreciation         (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
RiverPark Large Growth Fund                  $  57,583          $      10,429            $    (894)          $     9,535
RiverPark/Wedgewood Fund                     1,648,030                295,548              (35,559)              259,989
RiverPark Short Term High Yield Fund           912,674                    755               (5,140)               (4,385)
RiverPark Long/Short Opportunity Fund          110,893                 22,992               (5,952)               17,040
RiverPark/Gargoyle Hedged Value Fund            59,375                 11,216               (2,232)                8,984
RiverPark Structural Alpha Fund                  6,221                     --                   --                    --
RiverPark Strategic Income Fund                517,135                  1,934               (5,760)               (3,826)

7. Risks

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund invest a significant portion of their assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. Credit risk is the risk of the issuer's inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Unexpected fluctuations in interest rates can result in significant changes in the prices of fixed-income securities.


--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund invest in fixed-income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. and Standard & Poor's Corporation and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund invest principally in high-yield securities. Such securities are generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Funds invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer's inability to meet timely interest and principal payments.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Funds, they involve a substantial degree of risk.

The RiverPark Long/Short Opportunity Fund is exposed to the risks of using leverage and short sales. The RiverPark Long/Short Opportunity Fund may use leverage. Leverage is the practice of borrowing money to purchase securities. These investment practices involve special risks. Leverage can increase the investment returns of the RiverPark Long/Short Opportunity Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the RiverPark Long/Short Opportunity Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the RiverPark Long/Short Opportunity Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the RiverPark Long/Short Opportunity Fund will realize a loss. The risk on a short sale is unlimited because the RiverPark Long/Short Opportunity Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The RiverPark Long/Short Opportunity Fund, RiverPark/Gargoyle Hedged Value Fund and RiverPark Structural Alpha Fund are able to invest in options which expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with a fund's trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.


--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 2014
--------------------------------------------------------------------------------

7. Risks (continued)

Selling options creates additional risks. The seller of a "naked" call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a "naked" put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option. Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to a Fund.

The RiverPark Long/Short Opportunity Fund invests in swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund's direct investments in the reference assets and short sales. Transactions in swaps can involve greater risks than if the RiverPark Long/Short Opportunity Fund had invested directly in the reference asset because, in addition to general market risks, swaps are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or "basis" risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the expectations may produce significant losses in the Fund's investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund's use of swaps may not be effective in fulfilling the Fund's investment strategies and may contribute to losses that would not have been incurred otherwise. As a registered investment company, the Fund must "set aside" liquid assets (often referred to as "asset segregation"), or engage in other approved measures to "cover" open positions with respect to certain kinds of derivatives instruments. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC's positions regarding asset segregation.

The RiverPark Long/Short Opportunity Fund is exposed to counterparty credit risk through its investment in swap contracts. The RiverPark Long/Short Opportunity Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The RiverPark Long/Short Opportunity Fund has entered into swap agreements with a single counterparty (Goldman Sachs International), focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty's obligation to the RiverPark Long/Short Opportunity Fund likely will not be collateralized. The RiverPark Long/Short Opportunity Fund settles swap agreements at least monthly.


--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

8. Other

On September 30, 2014, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts comprised of one or many individual shareholders.

FUND
--------------------------------------------------------------------------------
RiverPark Large Growth Fund
  Institutional Class Shares                                                 61%
  Retail Class Shares                                                        94%
RiverPark/Wedgewood Fund
  Institutional Class Shares                                                 60%
  Retail Class Shares                                                        73%
RiverPark Short Term High Yield Fund
  Institutional Class Shares                                                 65%
  Retail Class Shares                                                        85%
RiverPark Long/Short Opportunity Fund
  Institutional Class Shares                                                 84%
  Retail Class Shares                                                        80%
RiverPark/Gargoyle Hedged Value Fund
  Institutional Class Shares                                                 24%
  Retail Class Shares                                                        78%
RiverPark Structural Alpha Fund
  Institutional Class Shares                                                 40%
  Retail Class Shares                                                        82%
RiverPark Strategic Income Fund
  Institutional Class Shares                                                 79%
  Retail Class Shares                                                        88%

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

9. Unfunded Loan Commitments

At September 30, 2014, unfunded loan commitments for the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund were as follows (000):


                                          Unfunded Commitments
                      -------------------------------------------------------
                        RiverPark Short                   RiverPark Strategic
Borrower              Term High Yield Fund                   Income Fund
--------------------------------------------------------------------------------
Burger King           $     11,636                        $      6,454
CBS Outdoor                 17,627                               9,550
                      ------------                        ------------
                      $     29,263                        $     16,004
                      ============                        ============

Subsequent to September 30, 2014, the loan commitment for CBS Outdoor was settled and a 0.50% fee on the unfunded commitment was received by the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund.

10. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.


--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm   [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
RiverPark Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, schedule of securities sold short, schedules of open options purchased, schedules of open options written, and schedule of total return swaps, of RiverPark Funds Trust (the "Trust"), comprising RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark/Gargoyle Hedged Value Fund, RiverPark Structural Alpha Fund, and RiverPark Strategic Income Fund (the "Funds") as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended for RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, and RiverPark Short Term High Yield Fund, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended for RiverPark Long/Short Opportunity Fund and RiverPark Gargoyle Hedged Value Fund, and the related statements of operations, and statements of changes in net assets and financial highlights for the two periods in the period then ended for RiverPark Structural Alpha Fund, and the related statement of operations, and changes in net assets for each of the two periods in the period then ended, and the financial highlights for the year in the period then ended for RiverPark Strategic Income Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting RiverPark Funds Trust as of September 30, 2014, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund's financial statements and financial highlights as a whole. The information presented on pages 1 through 17 and pages 64 through 74, which is the responsibility of the Funds' management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 28, 2014


--------------------------------------------------------------------------------

                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Set forth below are the names, addresses, ages, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of portfolios in the Fund Complex overseen by Trustee, and other directorships outside the Fund Complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the trustees and officers. The SAI may be obtained without charge by calling (888) 564-4517. The following chart lists Trustees and Officers as of September 30, 2014.

                                                                   Principal
Name, Address,        Position(s) Held       Term of Office and    Occupation(s)            Number of Portfolios Other Directorships
and Age               with the Trust         Length of Time Served During Past Five Years   in Fund Complex**    held by Trustee
--------------------- ---------------------- --------------------- ------------------------ -------------------- -------------------
Richard Browne,       Independent Trustee    Indefinite; since     President, Rector                  7                  None
156 West 56th Street,                        September 20, 2010    Management
17th Floor, New York,                                              Corporation (since
NY 10019 (54)                                                      1986).
--------------------- ---------------------- --------------------- ------------------------ -------------------- -------------------
Michael Cohen,        Independent Trustee    Indefinite; since     Managing Partner, Coda             7                  None
156 West 56th Street,                        September 20, 2010    Capital Partners (since
17th Floor, New York,                                              1999).
NY 10019 (55)
--------------------- ---------------------- --------------------- ------------------------ -------------------- -------------------
Ira Balsam,           Independent Trustee    Indefinite; since     Chief Financial Officer,           7                  None
156 West 56th Street,                        March 1, 2012         Avenue Capital
17th Floor, New York,                                              Management II, L.P.
NY 10019 (49)                                                      (2/2002-12/31/2011)
--------------------- ---------------------- --------------------- ------------------------ -------------------- -------------------
Morty Schaja*,        Interested Trustee,    Indefinite; since     Chief Executive Officer            7                  None
156 West 56th Street, President and Chairman June 22, 2010         and Managing Partner,
17th Floor, New York, of the Board                                 RiverPark Advisors,
NY 10019 (60)                                                      LLC and RiverPark
                                                                   Capital Management
                                                                   LLC (since 2009); Chief
                                                                   Executive Officer and
                                                                   Managing Partner,
                                                                   RiverPark Capital LLC
                                                                   (since 2006); President
                                                                   and Chief Operating
                                                                   Officer.
--------------------- ---------------------- --------------------- ------------------------ -------------------- -------------------
Mitch Rubin*,         Interested Trustee     Indefinite; since     Chief Investment Officer           7                  None
156 West 56th Street,                        September 20, 2010    and Managing Partner,
17th Floor, New York,                                              RiverPark Advisors,
NY 10019 (48)                                                      LLC and RiverPark
                                                                   Capital Management
                                                                   LLC (since 2009); Chief
                                                                   Investment Officer
                                                                   and Managing Partner,
                                                                   RiverPark Capital LLC
                                                                   (2006 to 2008 and
                                                                   since 2009).
--------------------- ---------------------- --------------------- ------------------------ -------------------- -------------------


--------------------------------------------------------------------------------

                                       63


[RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

          TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)


                                                                  Principal
 Name, Address,         Position(s) Held    Term of Office and    Occupation(s)             Number of Portfolios Other Directorships
 and Age                with the Trust      Length of Time Served During Past Five Years    in Fund Complex**    held by Trustee
---------------------- -------------------- --------------------- ------------------------- -------------------- -------------------
 Paul Genova,           Secretary           Since September 20,   Chief Financial Officer,           N/A                  N/A
 156 West 56th Street,                      2010                  RiverPark Advisors,
 17th Floor, New York,                                            LLC and RiverPark
 NY 10019 (38)                                                    Capital Management
                                                                  LLC (since 2009);
                                                                  Chief Financial Officer,
                                                                  RiverPark Capital LLC
                                                                  (since 2008); Controller,
                                                                  K Squared Capital
                                                                  Advisors, LP (2007 to
                                                                  2008).
---------------------- -------------------- --------------------- ------------------------- -------------------- -------------------
 Matt Kelly,            Vice President      Since September 20,   Chief Marketing Officer            N/A                  N/A
 156 West 56th Street,                      2010                  and Partner, RiverPark
 17th Floor, New York,                                            Advisors, LLC and
 NY 10019 (45)                                                    RiverPark Capital
                                                                  Management LLC
                                                                  (since 2010).
---------------------- -------------------- --------------------- ------------------------- -------------------- -------------------
 Rami Abdel-Rahman,     Treasurer and Chief Since June, 2014      Director, SEI                      N/A                  N/A
 One Freedom Valley     Financial Officer                         Investments, Fund
 Drive, Oaks, PA 19456                                            Accounting since June
 (40)                                                             2014. Fund Accounting
                                                                  Director, BNY Mellon
                                                                  from 2006 to 2014.
---------------------- -------------------- --------------------- ------------------------- -------------------- -------------------
 Brian Ferko,           Chief Compliance    Since September 20,   Managing Director,                 N/A                  N/A
 480 East Swedesford    Officer             2010                  Cipperman Compliance
 Road, Suite 300                                                  Services; formerly
 Wayne, PA 19087 (43)                                             with Aberdeen Asset
                                                                  Management, BHR
                                                                  Fund Advisers, Ardmore
                                                                  Investment Partners
                                                                  and Turner Investment
                                                                  Partners.
---------------------- -------------------- --------------------- ------------------------- -------------------- -------------------

* Denotes Trustees who are "interested persons" of the Trust or Fund under the 1940 Act.

** The Fund complex includes each series of the Trust.



--------------------------------------------------------------------------------

Disclosure of Fund Expenses (Unaudited)                   [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

o Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o Hypothetical 5% Return. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return--the account values shown may not apply to your specific investment.


--------------------------------------------------------------------------------

Disclosure of Fund Expenses
(Unaudited) (continued)                                   [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
                                                                      Beginning      Ending      Net       Expenses
                                                                       Account      Account     Annualized       Paid
                                                                        Value         Value    Expense        During
                                                                        4/1/14       9/30/14    Ratios        Period*
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark Large Growth Fund -- Institutional Class Shares
     Actual Fund Return                                               $ 1,000.00   $ 1,005.50   1.00%     $    5.03
     Hypothetical 5% Return                                             1,000.00     1,020.05   1.00           5.06
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark Large Growth Fund -- Retail Class Shares
     Actual Fund Return                                                 1,000.00     1,003.90    1.25          6.28
     Hypothetical 5% Return                                             1,000.00     1,018.80    1.25          6.33
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark/Wedgewood Fund -- Institutional Class Shares
     Actual Fund Return                                                 1,000.00     1,018.90    0.93          4.71
     Hypothetical 5% Return                                             1,000.00     1,020.41    0.93          4.71
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark/Wedgewood Fund -- Retail Class Shares
     Actual Fund Return                                                 1,000.00     1,017.90    1.12          5.67
     Hypothetical 5% Return                                             1,000.00     1,019.45    1.12          5.67
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark Short Term High Yield Fund -- Institutional Class Shares
     Actual Fund Return                                                 1,000.00     1,013.40    0.89          4.49
     Hypothetical 5% Return                                             1,000.00     1,020.61    0.89          4.51
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark Short Term High Yield Fund -- Retail Class Shares
     Actual Fund Return                                                 1,000.00     1,010.10    1.19          6.00
     Hypothetical 5% Return                                             1,000.00     1,019.10    1.19          6.02
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark Long/Short Opportunity Fund -- Institutional Class Shares
     Actual Fund Return                                                 1,000.00       979.50    3.29+        16.33
     Hypothetical 5% Return                                             1,000.00     1,008.57    3.29         16.57
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark Long/Short Opportunity Fund -- Retail Class Shares
     Actual Fund Return                                                 1,000.00       978.50    3.43+        17.01
     Hypothetical 5% Return                                             1,000.00     1,007.87    3.43         17.26
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark/Gargoyle Hedged Value Fund -- Institutional Class Shares
     Actual Fund Return                                                 1,000.00     1,023.80    1.25          6.34
     Hypothetical 5% Return                                             1,000.00     1,018.80    1.25          6.33
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark/Gargoyle Hedged Value Fund -- Retail Class Shares
     Actual Fund Return                                                 1,000.00     1,023.10    1.50          7.61
     Hypothetical 5% Return                                             1,000.00     1,017.55    1.50          7.59
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark Structural Alpha Fund -- Institutional Class Shares
     Actual Fund Return                                                 1,000.00     1,025.40    1.75          8.89
     Hypothetical 5% Return                                             1,000.00     1,016.29    1.75          8.85
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark Structural Alpha Fund -- Retail Class Shares
     Actual Fund Return                                                 1,000.00     1,024.50    2.00         10.15
     Hypothetical 5% Return                                             1,000.00     1,015.04    2.00         10.10
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark Strategic Income Fund -- Institutional Class Shares
     Actual Fund Return                                                 1,000.00     1,019.10    0.90          4.56
     Hypothetical 5% Return                                             1,000.00     1,020.56    0.90          4.56
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------
RiverPark Strategic Income Fund -- Retail Class Shares
     Actual Fund Return                                                 1,000.00     1,016.90    1.24          6.27
     Hypothetical 5% Return                                             1,000.00     1,018.85    1.24          6.28
------------------------------------------------------------------- --- -------- --- -------- ----------- --- -------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

+ The annualized expense ratios include dividend expense and stock loan fees incurred during the six month period.


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                                       66

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                                                          [RIVERPARK FUNDS LOGO]
--------------------------------------------------------------------------------

APPROVAL OF THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS

At an in-person meeting (the "Meeting") of the Board of Trustees (the "Trustees" or the "Board") of RiverPark Funds Trust (the "Trust"), held on August 12, 2014, the Board, including the Trustees who are not "interested persons" (the "Independent Trustees") as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), approved the continuance of the Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") between RiverPark Advisors, LLC (the "Adviser") and the Trust, on behalf of the RiverPark Large Growth Fund (the "Large Growth Fund"), RiverPark/Wedgewood Fund (the "Wedgewood Fund"), RiverPark Short Term High Yield Fund (the "High Yield Fund"), RiverPark Long/Short Opportunity Fund (the "Long/Short Fund"), RiverPark/Gargoyle Hedged Value Fund (the "Gargoyle Fund"), RiverPark Structural Alpha Fund (the "Structural Alpha Fund) and RiverPark Strategic Income Fund (the "Strategic Income Fund and together with the Large Growth Fund, the Wedgewood Fund, the High Yield Fund, the Long/Short Fund, the Gargoyle Fund, and the Structural Alpha Fund, the "Funds"). In addition, the Board and the Independent Trustees approved the continuance of the sub-advisory agreements among: (i) the Adviser, the Trust, and Cohanzick Management, LLC, on behalf of the RiverPark Short Term High Yield Fund and the RiverPark Strategic Income Fund; (ii) the Adviser, the Trust and Wedgewood Partners, Inc., on behalf of the RiverPark/Wedgewood Fund; and (iii) the Adviser, the Trust, and Gargoyle Investment Advisor, LLC, on behalf of the RiverPark/Gargoyle Hedged Value Fund (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements").

In considering the renewal of the Advisory Agreement and Sub-Advisory Agreements, the Trustees received materials specifically relating to the Advisory Agreement and Sub-Advisory Agreements. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreements, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

RiverPark Large Growth Fund, RiverPark/Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark/Gargoyle Hedged Value Fund, RiverPark Structural Alpha Fund, and RiverPark Strategic Income Fund -- Adviser: RiverPark Advisors, LLC

Nature, Extent and Quality of Service. The Trustees noted that the Adviser provides portfolio management services, trading, accounting, compliance and marketing services to each of the Funds within the Trust. They further noted that the Adviser directly manages the Large Growth Fund, Long/Short Fund, and the Structural Alpha Fund and advises the Wedgewood Fund, the High Yield Fund, the Strategic Income Fund and the Gargoyle Fund. The Board reviewed the background information on the key investment personnel responsible for servicing the Large Growth Fund, the Long/Short Fund and the Structural Alpha Fund and was satisfied with their experience in managing each of the Funds and implementing the Adviser's principal investment strategies. The Board also discussed the Adviser's investment processes for the Large Growth Fund, the Long/Short Fund, and the Structural Alpha Fund. The Board reviewed the Adviser's investment management services provided to the Wedgewood Fund, the Strategic Income Fund, the High Yield Fund and the Gargoyle Fund. The Trustees next reviewed the risks associated with providing investment advisory services to the Funds and the steps being taken by the Adviser to mitigate these risks. The Board recognized and was comfortable with the Adviser's approach to mitigating investment risk by thoroughly researching investments and diversifying each portfolio with many holdings. The Board next discussed the Adviser's relationship with the various sub-advisers and was comfortable with the various steps taken when supervising each sub-advisory relationship. These steps include obtaining an annual (or more frequent) certification from the sub-


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APPROVAL OF THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS
(Continued)

adviser regarding material compliance matters, description of the sub-adviser's written annual compliance review, material changes in each sub-adviser's investment management process, material changes to how brokers are selected and average commission rate as well as other additional information. The Board concluded the Adviser will continue to provide a high level quality of service to each Fund for the benefit of the Fund's shareholders.

Performance. The Trustees reviewed the performance of each Fund and discussed the performance relative to its peer group, Morningstar category and index. The Adviser expressed to the Board that it continues to advise the Structural Alpha Fund based on its belief that the Fund will be successful in the future. The Board expressed that they were comfortable with the Adviser continuing to advise the Structural Alpha Fund. The Trustees next discussed the contributions of each of the sub-advisers to the overall performance of their respective Fund and noted favorably the Adviser's ability to select and work with such high quality sub-advisers for the benefit of each Fund's shareholders. After further discussion, the Trustees concluded that each Fund's performance was reasonable.

Fees and Expenses. The Trustees discussed the advisory fees paid by each Fund. The Trustees agreed that the advisory fee structure was fair and competitive in comparison to other mutual funds as well as other accounts managed by the Adviser. After discussion the Trustees, concluded that the advisory fees were reasonable with respect to the Funds.

Economies of Scale. The Trustees considered the economies of scale and noted that the Adviser agreed with the Board that they should consider breakpoints when asset levels for a Fund reach specific levels. They further noted the Adviser does not foresee any capacity limitations or obstacles to the growth of the Funds that might in some way inhibit growth up to or past the anticipated breakpoint levels. After discussion, the Board agreed that based on the current size of each Fund, it does not appear that economies of scale had been reached at this time, however, the matter would be revisited in the future as the Funds' size increases.

Profitability. The Trustees reviewed the Adviser's financial statements. The Board recognized that the Adviser was generally profitable for the year ended December 31, 2013. The Board recognized the Wedgewood Fund and the High Yield Fund both have attracted considerable assets over the last year and have become profitable funds for the Adviser and their respective sub-advisers. Additionally, the Trustees noted that the Long/Short Fund and Strategic Income Fund are also at asset levels where each Fund is profitable and the Large Growth Fund and Gargoyle Fund are above breakeven levels of assets. The Board recognized that the Structural Alpha Fund was the only Fund in the Trust that is currently below its breakeven level of assets. After a brief discussion, the Trustees concluded that the Adviser's profitability was reasonable with respect to each Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders.

RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund -- Sub-Adviser: Cohanzick Management, LLC ("Cohanzick")

Nature, Extent and Quality of Service. The Trustees noted that since Cohanzick's inception, it has explored investment management opportunities primarily focused in high yield, credit opportunities as well as value and event-driven equities. The Trustees recognized that Cohanzick's advised assets and assets under



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                                       68

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management are approximately $1.8 billion as of June 30, 2014 and continue to grow. The Board reviewed the background information on the key investment personnel who are responsible for servicing the High Yield Fund and the Strategic Income Fund and was comfortable with their credentials. The Trustees discussed Cohanzick's role as a sub-adviser to the High Yield Fund and the Strategic Income Fund. Cohanzick provides day-to-day investment decisions including but not limited to buy decisions, sell decisions, credit selection, credit review and analysis and portfolio construction. The Board reviewed Cohanzick's investment approach for the High Yield Fund and the Strategic Income Fund. For the High Yield Fund, Cohanzick seeks high current income and capital appreciation consistent with preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds, and income producing equities. For the Strategic Income Fund, Cohanzick will principally invest in investment grade and non-investment grade "money good" securities for which the enterprise value of the issuing company exceeds the value of the senior and pari-passu debt of the considered investment. The Board noted that Cohanzick uses Wall Street research, independent research, internal analysis and other sources when considering investments. Additionally based on maturity horizons, yield horizons, and securities available to purchase, Cohanzick evaluates the credit profile to determine whether a security is accepted. The Board discussed that they were comfortable with the strategies for the High Yield Fund and the Strategic Income Fund and concluded that Cohanzick will continue to deliver high quality service to each Fund and the Adviser for the benefit of the shareholders.

Performance. The Trustees considered the investment performance of the High Yield Fund and the Strategic Income Fund. The Trustees recognized that since inception on September 30, 2010 thru July 31, 2014, the High Yield Fund's net annualized yield has been 3.97% for Institutional Shares and 3.70% on Retail Shares. Since its inception at October 1, 2013 thru June 30, 2014, the Strategic Income Fund's net annualized yield has been 7.22% on Institutional Shares and 7.06% on Retail Shares. On June 30, 2014, the High Yield Fund's assets under management was $899 million and the Strategic Income Fund's assets under management was $471 million. The Trustees agreed that Cohanzick is performing as expected and concluded that each Fund's performance was reasonable.

Fees and Expenses. The Trustees discussed the sub-advisory fees paid by the High Yield Fund and the Strategic Income Fund. The Trustees recognized they the sub-advisory fees were on the higher side compared to each Fund's peer group but recognized that there were other sub-advisory fees that were still significantly higher. After discussion, the Trustees concluded that each sub-advisory fee was reasonable with respect to the High Yield Fund and the Strategic Income Fund.

Economies of Scale. The Trustees considered whether it is likely that Cohanzick has realized economies of scale with respect to the management of each Fund. The Trustees agreed that this was primarily an Adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Cohanzick's financial statements. The Board recognized that Cohanzick was profitable for the year ended December 31, 2013. After a brief discussion, the Trustees concluded that Cohanzick's profitability was reasonable with respect to each of the Funds.

Conclusion. Having requested and received such information from Cohanzick as the Trustees believed to be reasonably necessary to evaluate the terms of each sub-advisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of the High Yield Fund and the Strategic Income Fund.


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                                       69

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APPROVAL OF THE INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS
(Continued)

RiverPark/Wedgewood Fund -- Sub-Adviser: Wedgewood Partners ("Wedgewood")

Nature, Extent and Quality of Service. The Trustees noted that Wedgewood offers the Wedgewood Fund the same investment philosophy, process and strategy it has been offering its separate accounts for the past twenty plus years. The Board reviewed the background information on the key investment personnel who are responsible for servicing the Wedgewood Fund and was comfortable with their credentials. The Board recognized that Wedgewood's investment philosophy is imbued with significant, structural advantages relative to more common active Large Cap Growth managers. The Trustees discussed Wedgewood's investment strategy of a focused portfolio of twenty or so carefully researched and studied, best-in-class growth companies; invested at compelling valuations as well as prudently diversified, as to minimize like or competitive business models that will serve a focused investor well in both favorable and difficult market environments. The Board expressed that they are comfortable with Wedgewood's investment approach and recognize that it has been a success thus far. The Board also recognized that Wedgewood has a twenty year history of conducting in-house, proprietary research that utilizes independent research services, company filings, quarterly transcripts, trade publications, sell side research and communication with management. The Board also noted that Wedgewood attempts to mitigate their risk within the advisory business by implementing a robust compliance program and adequate insurance lines. The Board discussed that they were comfortable with the strategies for the Wedgewood Fund and concluded that Wedgewood will continue to deliver high quality service to the Fund and the Adviser for the benefit of the shareholders.

Performance. The Trustees considered the investment performance for Wedgewood. The Board recognized that due to Wedgewood's investment philosophy and process it has allowed them to outperform their benchmark, the Russell 1000 Growth Index. The Trustees agreed that the sub-adviser is performing as expected and is contributing to the overall returns of the Wedgewood Fund. They concluded that the performance was reasonable.

Fees and Expenses. The Trustees discussed the sub-advisory fee. They considered Wedgewood's significance to the Wedgewood Fund and further noted the fee is in line with other investment advisory contracts Wedgewood has with other clients. The Trustees noted that the fee is also comparable and similar to other funds with similar investment strategies. After discussion, the Trustees concluded that the sub-advisory fee was reasonable with respect to the Wedgewood Fund.

Economies of Scale. The Trustees considered whether it is likely that Wedgewood has realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an Adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Wedgewood's financial statements. The Board recognized that Wedgewood was profitable for the year ended December 31, 2013. After a brief discussion, the Trustees concluded that Wedgewood's profitability was reasonable with respect to the Wedgewood Fund.

Conclusion. Having requested and received such information from Wedgewood as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of the Wedgewood Fund.


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RiverPark/Gargoyle Hedged Value Fund -- Sub-Adviser: Gargoyle Investment
Advisor, LLC ("Gargoyle")

Nature, Extent and Quality of Service. The Trustees discussed Gargoyle's relationship with the Adviser. The Board noted that Gargoyle uses its proprietary algorithm to determine which stocks should be bought or sold to maintain a relative high profile that invests approximately 100% of the cash available on a daily basis.

Gargoyle then communicates orders to execute these trades to the Adviser each morning. The Trustees recognized that Gargoyle monitors the Gargoyle Fund's option portfolio on a real time basis and executes the necessary trades to maintain a net market exposure for the combined stock and option portfolio within a band of long 35% and long 65%. The Board reviewed the background information on the key investment personnel who are responsible for servicing the Gargoyle Fund and was comfortable with their credentials. The Board reviewed that Gargoyle relies on information provided by various sources including Standard & Poor's, Bloomberg International, Activ Financial Systems, Inc. and Options Metrics, LLC used by their in-house research and IT department to generate the stock and option valuations that are used in their proprietary systems. The output from these systems determine the investment decisions that are made on an objective basis. The Board discussed that they were comfortable with the strategies for the Gargoyle Fund and concluded that Gargoyle will continue to deliver high quality service to the Gargoyle Fund and the Adviser for the benefit of the shareholders.

Performance. The Trustees considered the investment performance of Gargoyle. The Board noted that the Gargoyle Fund Institutional Shares returned 4.76% in the quarter ended June 30, 2014 and had a year to date return of 8.83% . The Trustees agreed that Gargoyle is performing as expected and is contributing to the overall returns of the Gargoyle Fund. They concluded that the performance was reasonable.

Fees and Expenses. The Trustees discussed the sub-advisory fee. They noted that Gargoyle maintains a hedge fund and the management fee charged to the hedge fund investors is comparable to that of the Gargoyle Fund. The Trustees also noted that the sub-advisory fee was comparable and similar to other funds in the same peer group as the Gargoyle Fund. The Trustees discussed the overall fee structure and were comfortable with the fact that Gargoyle was receiving a large percentage of fees. The Trustees concluded that the sub-advisory fee was reasonable with respect to the Gargoyle Fund.

Economies of Scale. The Trustees considered whether it is likely that Gargoyle has realized economies of scale with respect to the management of the Gargoyle Fund. The Trustees agreed that this was primarily an Adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Gargoyle's financial statements. The Board recognized that Gargoyle was profitable for the year ended December 31, 2013. After a brief discussion, the Trustees concluded that Gargoyle's profitability was reasonable with respect to the Gargoyle Fund.

Conclusion. Having requested and received such information from Gargoyle as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the sub-advisory agreement is in the best interests of the shareholders of the Gargoyle Fund.


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                       NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2014 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2014, the Funds are designating the following items with regard to distributions paid during the year.

                                      Long Term Capital     Ordinary Income                            Qualifying
                                      Gains Distributions    Distributions    Total Distributions     Dividends (1)
                                      --------------------- ----------------- ------------------- --------------------
RiverPark Large Growth Fund                  32%                  68%              100%                   75%
RiverPark/Wedgewood Fund                     72%                  28%              100%                   81%
RiverPark Short Term High Yield Fund          0%                 100%              100%                    0%
RiverPark Long/Short Opportunity Fund         0%                  0%                 0%                    0%
RiverPark/Gargoyle Hedged Value Fund         44%                  56%              100%                  100%
RiverPark Structural Alpha Fund              87%                  13%              100%                    0%
RiverPark Strategic Income Fund               0%                 100%              100%                    0%

                                          Qualifying        U.S. Government   Qualified Interest  Qualified Short-Term
                                      Dividend Income (2)    Interest (3)         Income (4)        Capital Gain (5)
                                      --------------------- ----------------- ------------------- --------------------
RiverPark Large Growth Fund                  75%                  0%                 1%                 100%
RiverPark/Wedgewood Fund                     81%                  0%                 0%                 100%
RiverPark Short Term High Yield Fund          0%                  0%               100%                   0%
RiverPark Long/Short Opportunity Fund         0%                  0%                 0%                   0%
RiverPark/Gargoyle Hedged Value Fund        100%                  0%                 0%                 100%
RiverPark Structural Alpha Fund               0%                  2%                 0%                 100%
RiverPark Strategic Income Fund               0%                  0%                94%                 100%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through "Interest Related Dividends" expired after 12/31/13.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through "Short-Term Capital Gain Dividends" expired after 12/31/13.

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

                               INVESTMENT ADVISER
                            RiverPark Advisors, LLC
                        156 West 56th Street, 17th Floor
                            New York, New York 10019


                                   CUSTODIAN
                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109


                                 PRIME BROKERS:
                              Goldman Sachs & Co.
                          200 West Street, 3rd Floor
                               New York, NY 10282

                       Credit Suisse Securities (USA) LLC
                      300 Conshohocken State Rd -- Ste 600
                          West Conshohocken, PA 19428

                            Interactive Brokers LLC
                            209 South LaSalle Street
                                   Suite 1000
                               Chicago, IL 60604

                                 TRANSFER AGENT
                               DST Systems, Inc.
                        333 West 11th Street, 5th Floor
                          Kansas City, Missouri 64105


                                 ADMINISTRATOR
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                        Cohen Fund Audit Services, Ltd.
                          1350 Euclid Ave., Suite 800
                             Cleveland, Ohio 44115


                                  DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  FUND COUNSEL
                                 Blank Rome LLP
                              405 Lexington Avenue
                         New York, New York 10174-0208

             This information must be preceded or accompanied by a
                       current prospectus for the Trust.


                                                                 RPF-AR-001-0400

ITEM 2.       CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant's principal executive officer and principal financial officer, was in effect during the entire period covered by this report.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Michael Cohen, member of the registrant's Audit Committee, is an "audit committee financial expert" and is "independent" as that term is defined in Item 3 of Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d) Aggregate fees billed to registrant for the fiscal years ended September 30, 2014 and September 30, 2013 for professional services rendered by registrant's principal accountant were as follows:

--------------------------------------------------------------------------------
                                           2014               2013
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(a) Audit Fees                           $94,000             $68,500
--------------------------------------------------------------------------------
(b) Audit-Related Fees                   $     -             $     -
--------------------------------------------------------------------------------
(c) Tax Fees                             $20,000             $17,000
--------------------------------------------------------------------------------
(d) All Other Fees                      $ 2,100             $     -
--------------------------------------------------------------------------------

Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

All Other Fees include amounts billed for products and services other than those disclosed in paragraphs (a) through (c) of this Item. For the fiscal year ended September 30, 2014, All Other Fees relate to the review of the March 31, 2014 Semi-Annual Report.

(e)(1) The registrant's Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which requires the registrant's Audit Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The Policy also requires the Audit Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant's investment adviser, if the services relate directly to the registrant's operations and financial reporting.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed by registrant's principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant's investment adviser, and for non-audit services rendered to entities controlled by the adviser for the last fiscal year was $0.

(h) During the past fiscal year, all non-audit services provided by registrant's principal accountant to either registrant's investment adviser or to any entity controlling, controlled by, or under common control with registrant's investment adviser that provides ongoing services to registrant were pre-approved by the audit committee of registrant's board of trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS.

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               RiverPark Funds Trust


By (Signature and Title)*                  /s/ Morty Schaja
                                           -------------------------------------
                                           Morty Schaja
                                           President

Date: December 9, 2014





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Morty Schaja
                                           -------------------------------------
                                           Morty Schaja
                                           President


Date: December 9, 2014


By (Signature and Title)*                  /s/ Rami Abdel-Rahman
                                           -------------------------------------
                                           Rami Abdel-Rahman
                                           Chief Financial Officer and Treasurer

Date: December 9, 2014

* Print the name and title of each signing officer under his or her signature.